Prospectus
December 29, 2024, as supplemented on
February 28, 2025

GOLDMAN SACHS ETF TRUST

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT
INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES
INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.

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Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
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NYSE Arca, Inc.: GEM
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Goldman Sachs ActiveBeta® Europe Equity ETF
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NYSE Arca, Inc.: GSEU
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Goldman Sachs ActiveBeta® International Equity ETF
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NYSE Arca, Inc.: GSIE
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Goldman Sachs ActiveBeta® Japan Equity ETF
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NYSE Arca, Inc.: GSJY
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Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
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NYSE Arca, Inc.: GSSC
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Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
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NYSE Arca, Inc.: GSLC
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Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF
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Cboe BZX Exchange, Inc.: GLOV

Goldman Sachs ActiveBeta® Emerging Markets Equity ETF—Summary
Ticker: GEM  Stock Exchange: NYSE Arca, Inc.
Investment Objective
The Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Emerging Markets Equity Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.40%
Distribution and Service (12b-1) Fee	0.00%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.54%
Expense Limitation[1]	(0.09)%
Total Annual Fund Operating Expenses After Expense Limitation	0.45%
1
The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.05% of the Fund’s average daily net assets. This arrangement will remain in effect permanently. The Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example
This Example is intended to help you compare the cost of owning Shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$46	$164	$293	$668

Portfolio Turnover
The Fund may pay transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in total annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended August 31, 2024 was 28% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index.
The Index is designed to deliver exposure to equity securities of emerging market issuers. The Index is constructed using the patented ActiveBeta® Portfolio Construction Methodology, which was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns. These factors include value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). Given the Fund’s investment objective of attempting to track its Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.
Goldman Sachs Asset Management, L.P. (the “Index Provider”) constructs the Index in accordance with a rules-based methodology that involves two steps.
Step 1
In the first step, individual factor subindexes for value, momentum, quality and low volatility (the “ActiveBeta® Factor Subindexes”) are created from the constituents of the MSCI Emerging Markets Index (the “Reference Index”), a market capitalization-weighted index. To construct each ActiveBeta® Factor Subindex, all constituents in the Reference Index are assigned a “factor score” based on certain specified measurements (for example, in the case of the value factor, the factor score is based on a composite of book value-to-price, sales-to-price and free cash flow-to-price). Securities with a factor score that is above a fixed “Cut-off Score” receive an overweight in the applicable ActiveBeta® Factor Subindex relative to the Reference Index and securities with a factor score that is below the Cut-off Score receive an underweight in the ActiveBeta® Factor Subindex relative to the Reference Index. Accordingly, the magnitude of overweight or underweight that a security receives in constructing the applicable ActiveBeta® Factor Subindex is determined by its attractiveness when evaluated based on the relevant factor. The Index only includes long positions (i.e., short positions are impermissible), so the smallest weight for any given security is zero.
Step 2
The ActiveBeta® Factor Subindexes are combined in equal weights to form the Index.
The Index is normally rebalanced on a quarterly basis in accordance with the published rebalancing schedule of the Reference Index.
As of December 1, 2024, the Index consisted of 786 securities with a market capitalization range of between approximately $1.6 billion and $1.8 trillion in the following emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The components of the Index may change over time. The percentage of the portfolio exposed to any asset class, country or geographic region will vary from time to time as the weightings of the securities within the Index change, and the Fund may not be invested in each asset class, country or geographic region at all times. The Index Provider determines whether an issuer is located in an emerging market country by reference to the Reference Index methodology. MSCI Inc., which constructs the Reference Index, will generally deem an issuer to be located in an emerging market country if it is organized under the laws of the emerging market country and it is primarily listed in the emerging market country; in the event that these factors point to more than one country, the Reference Index methodology provides for consideration of certain additional factors.
The Index is comprised of equity securities, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund seeks to invest in the Index components in approximately the same weighting that such components have within the Index at the applicable time. The Fund may purchase a sample of securities in its Index. There may also be instances in which the Investment Adviser may choose to underweight or overweight a security in the Fund’s Index, purchase securities not in the Fund’s Index that the Investment Adviser believes are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques.
The Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that its Index is concentrated. The degree to which components of the Index represent certain sectors or industries may change over time.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Calculation Methodology Risk.  The Index relies on various sources of information to assess the criteria of issuers included in the Index (or the Reference Index), including fundamental information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, Solactive AG (the “Calculation Agent”) nor the Investment Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Cash Transactions Risk.  Unlike certain ETFs, the Fund expects to effect its redemptions partially for cash, rather than primarily for in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF which generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests.

Depositary Receipts Risk.  Foreign securities may trade in the form of depositary receipts, which include ADRs and GDRs (collectively “Depositary Receipts”). To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. The issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance.
Expenses Risk. By investing in pooled investment vehicles (including ETFs) indirectly through the Fund, the investor will incur not only a proportionate share of the expenses of the other pooled investment vehicles held by the Fund (including operating costs and investment management fees), but also the expenses of the Fund.
Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks are more pronounced in connection with the Fund’s investments in securities of issuers located in, or otherwise economically tied to, emerging countries.  The securities markets of most emerging countries are less liquid, developed and efficient, are subject to greater price volatility, have smaller market capitalizations, have more or less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in securities of issuers located in certain emerging countries involves the risk of loss resulting from problems in share registration, settlement or custody, substantial economic, political and social disruptions and the imposition of exchange controls (including repatriation restrictions). These risks are not normally associated with investments in more developed countries.
Greater China Risk.  Investing in Greater China involves a higher degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. The Fund’s investment exposure to Greater China may subject the Fund, to a greater extent than if investments were made in developed countries, to the risks of adverse securities markets, exchange rates and social, political, regulatory, economic or environmental events and natural disasters which may occur in the China region. The economy, industries, and securities and currency markets of Greater China are particularly vulnerable to the region’s dependence on exports and international trade, increasing competition from Asia’s other low-cost emerging economies and territorial and other disputes with other countries. The imposition of tariffs or other trade barriers by the U.S. or foreign governments on exports from Mainland China may also have an adverse impact on Chinese issuers. There is also the risk that the U.S. government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as the Fund) from investing in certain Chinese issuers which may negatively affect the liquidity and price of their securities and cause the government of the People’s Republic of China (“PRC”) to take retaliatory measures. In addition, currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries have had, and may continue to have, negative effects on the economies and securities markets of Greater China. The government of the PRC exercises significant control over the economy in Mainland China, and may at any time alter or discontinue economic reforms. The willingness and ability of the Chinese government to support freer markets is uncertain. Investments in Greater China are subject to the risk of confiscatory taxation, nationalization or expropriation of assets, potentially frequent changes in the law, intervention by the PRC in contractual arrangements, and imperfect information because companies in the China region may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Taiwan and Hong Kong do not exercise the same level of control over their economies as does the PRC with respect to Mainland China, but changes to their political and economic relationships with the PRC could adversely impact the Fund’s investments in Taiwan and Hong Kong.
Geographic Risk. If the Fund focuses its investments in issuers located in a particular country or geographic region, it will subject the Fund to a greater extent than if investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Index Risk.  The Fund will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble, and the Fund does not take defensive positions in declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Index Provider relies on third party data it believes to be reliable in constructing the Index, but it does not guarantee the accuracy or availability of any such third party data, and there is also no guarantee with respect to the accuracy, availability or timeliness of the production of the Index.
Industry Concentration Risk. In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or group of industries. To the extent that the Index concentrates in the securities of issuers in a particular industry or group of industries, the Fund also may concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the Fund may face more risks than if it were diversified broadly over numerous industries or groups of industries. If the Index is not concentrated in a particular industry or group of industries, the Fund will not concentrate in a particular industry or group of industries.
Investment Style Risk.  The Index is intended to provide exposure to certain emerging equity markets, and as a result the Index may be more volatile than a more broadly based conventional index. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.
Large Shareholder Risk.  Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca, Inc. (“NYSE Arca”) and may, therefore, have a material upward or downward effect on the market price of the Shares.
Market Risk. The value of the securities in which the Fund  invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Market Trading Risk. The net asset value (“NAV”) of the Fund and the value of your investment may fluctuate. Market prices of Shares may fluctuate, in some cases significantly,  in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. Any of these factors, among others, may result in Shares trading at a significant premium or discount to NAV, which will be reflected in the intraday bid/ask spreads and/or the closing price of Shares as compared to NAV. In addition, because liquidity in certain underlying securities may fluctuate, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively.  Additionally, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.
The securities held by the Fund may be traded in markets that close at a different time than the stock exchange on which the Fund’s Shares are listed. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Fund’s listing exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the Shares’ NAV may widen.
Mid-Cap and Small-Cap Risk.  Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.
Stock Risk.  Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.
Tracking Error Risk.  Tracking error is the divergence of the Fund’s performance from that of the Index. The performance of the Fund may diverge from that of the Index for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, changes to the Index or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. The Fund may be required to deviate its investments from the securities and relative weightings of the

Index to comply with the Investment Company Act of 1940, as amended (the “Investment Company Act”), to meet the issuer diversification requirements of the Internal Revenue Code of 1986, as amended  (the “Code”), applicable to regulated investment companies,  or as a result of market restrictions or other legal reasons, including regulatory limits or other restrictions on securities that may be purchased by the Investment Adviser and its affiliates.
Valuation Risk.  The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology.  Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities or assets in the Fund’s portfolio may change on days when investors will not be able to purchase or sell the Fund’s Shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Shares from year to year; and (b) how the average annual total returns of the Fund’s Shares compare to those of the Fund's Index and a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at am.gs.com or by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR

	Returns	Quarter ended
Year-to-Date Return	14.87%	September 30, 2024

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	17.62%	December 31, 2020
Worst Quarter Return	-23.54%	March 31, 2020

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2023
	1 Year	5 Years	Since Inception	Inception Date
ActiveBeta® Emerging Markets Equity ETF				9/25/2015
Returns Before Taxes	11.26%	3.24%	5.09%
Returns After Taxes on Distributions	10.66%	2.71%	4.57%
Returns After Taxes on Distributions and Sale of Fund Shares	7.40%	2.64%	4.09%
Goldman Sachs ActiveBeta® Emerging Markets Equity Index	11.96%	3.58%	5.42%
MSCI Emerging Markets Index (Net, USD, Unhedged)	9.83%	3.68%	5.68%
Benchmark returns do not reflect any deductions for fees or expenses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers:  Raj Garigipati, Managing Director, has managed the Fund since September 2015; and Gauri Sekaria, Vice President, has managed the Fund since April 2024.
Buying and Selling Fund Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at market price. Because Shares trade at market prices, rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).
You may incur costs attributable to the difference between the highest price a buyer is willing to pay for Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) (the “bid-ask spread”) when buying or selling Shares in the secondary market.
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at am.gs.com.
Tax Information
For important tax information, please see “Tax Information” on page 40 of the Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 40 of the Prospectus.

Goldman Sachs ActiveBeta® Europe Equity ETF—Summary
Ticker: GSEU  Stock Exchange: NYSE Arca, Inc.
Investment Objective
The Goldman Sachs ActiveBeta® Europe Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Europe Equity Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%
Distribution and Service (12b-1) Fee	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.25%

Expense Example
This Example is intended to help you compare the cost of owning Shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318

Portfolio Turnover
The Fund may pay transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in total annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended August 31, 2024 was 28% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index.
The Index is designed to deliver exposure to equity securities of developed markets issuers in Europe. The Index is constructed using the patented ActiveBeta® Portfolio Construction Methodology, which was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns. These factors include value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). Given the Fund’s investment objective of attempting to track its Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

Goldman Sachs Asset Management, L.P. (the “Index Provider”) constructs the Index in accordance with a rules-based methodology that involves two steps.
Step 1
In the first step, individual factor subindexes for value, momentum, quality and low volatility (the “ActiveBeta® Factor Subindexes”) are created from the constituents of the MSCI Europe Index (the “Reference Index”), a market capitalization-weighted index. To construct each ActiveBeta® Factor Subindex, all constituents in the Reference Index are assigned a “factor score” based on certain specified measurements (for example, in the case of the value factor, the factor score is based on a composite of book value-to-price, sales-to-price and free cash flow-to-price). Securities with a factor score that is above a fixed “Cut-off Score” receive an overweight in the applicable ActiveBeta® Factor Subindex relative to the Reference Index and securities with a factor score that is below the Cut-off Score receive an underweight in the ActiveBeta® Factor Subindex relative to the Reference Index. Accordingly, the magnitude of overweight or underweight that a security receives in constructing the applicable ActiveBeta® Factor Subindex is determined by its attractiveness when evaluated based on the relevant factor. The Index only includes long positions (i.e., short positions are impermissible), so the smallest weight for any given security is zero.
Step 2
The ActiveBeta® Factor Subindexes are combined in equal weights to form the Index.
The Index is normally rebalanced on a quarterly basis in accordance with the published rebalancing schedule of the Reference Index.
As of December 1, 2024, the Index consisted of 354 securities with a market capitalization range of between approximately $4.0 billion and $478.9 billion in the following countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The components of the Index may change over time. The percentage of the portfolio exposed to any asset class or country will vary from time to time as the weightings of the securities within the Index change, and the Fund may not be invested in each asset class or country at all times. The Index Provider determines whether an issuer is located in a European country by reference to the Reference Index methodology. MSCI Inc., which constructs the Reference Index, will generally deem an issuer to be located in a European country if it is organized under the laws of the European country and it is primarily listed in the European country; in the event that these factors point to more than one country, the Reference Index methodology provides for consideration of certain additional factors.
The Index is comprised of equity securities, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund seeks to invest in the Index components in approximately the same weighting that such components have within the Index at the applicable time. The Fund may purchase a sample of securities in its Index. There may also be instances in which the Investment Adviser may choose to underweight or overweight a security in the Fund’s Index, purchase securities not in the Fund’s Index that the Investment Adviser believes are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques.
The Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that its Index is concentrated. The degree to which components of the Index represent certain sectors or industries may change over time.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Calculation Methodology Risk.  The Index relies on various sources of information to assess the criteria of issuers included in the Index (or the Reference Index), including fundamental information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, Solactive AG (the “Calculation Agent”) nor the Investment Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Depositary Receipts Risk.  Foreign securities may trade in the form of depositary receipts, which include ADRs and GDRs (collectively “Depositary Receipts”). To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. The issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance.
European Investment Risk. The Fund is more exposed to the regulatory, economic and political risks of Europe and of the European countries in which it invests than funds whose investments are more geographically diversified. Adverse regulatory, economic and political events in Europe may cause the Fund’s investments to decline in value. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the European Union (“EU”) that are subject to economic and monetary controls that can adversely affect the Fund’s investments. The European financial markets have experienced volatility and adverse trends in recent years and these events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. On January 31, 2020, the United Kingdom (“UK”) withdrew from the EU (commonly known as “Brexit”), which has resulted in ongoing market volatility and caused additional market disruption on a global basis. The UK and the EU signed the EU-UK Trade and Cooperation Agreement (“TCA”), which is an agreement on the terms governing certain aspects of the EU’s and UK’s relationship post Brexit. However, under the TCA, many aspects of the EU-UK relationship remain subject to further negotiation. The full effects of Brexit are unknown at this time and could negatively impact the value of the Fund’s investments.
Foreign Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance.  Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Geographic Risk. If the Fund focuses its investments in issuers located in a particular country or geographic region, it will subject the Fund to a greater extent than if investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.
Index Risk.  The Fund will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble, and the Fund does not take defensive positions in declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Index Provider relies on third party data it believes to be reliable in constructing the Index, but it does not guarantee the accuracy or availability of any such third party data, and there is also no guarantee with respect to the accuracy, availability or timeliness of the production of the Index.
Industry Concentration Risk. In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or group of industries. To the extent that the Index concentrates in the securities of issuers in a particular industry or group of industries, the Fund also may concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the Fund may face more risks than if it were diversified broadly over numerous industries or groups of industries. If the Index is not concentrated in a particular industry or group of industries, the Fund will not concentrate in a particular industry or group of industries.
Investment Style Risk.  The Index is intended to provide exposure to certain international and developed equity markets, and as a result the Index may be more volatile than a more broadly based conventional index. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.
Large Shareholder Risk.  Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca, Inc. (“NYSE Arca”) and may, therefore, have a material upward or downward effect on the market price of the Shares.
Market Risk. The value of the securities in which the Fund  invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Market Trading Risk. The net asset value (“NAV”) of the Fund and the value of your investment may fluctuate. Market prices of Shares may fluctuate, in some cases significantly,  in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. Any of these factors, among others, may result in Shares trading at a significant premium or discount to NAV, which will be reflected in the intraday bid/ask spreads and/or the closing price of Shares as compared to NAV. In addition, because liquidity in certain underlying securities may fluctuate, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. Additionally, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund's underlying portfolio holdings.
The securities held by the Fund may be traded in markets that close at a different time than the stock exchange on which the Fund’s Shares are listed. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Fund’s listing exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the Shares’ NAV may widen.
Mid-Cap and Small-Cap Risk.  Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.
Stock Risk.  Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.
Tracking Error Risk.  Tracking error is the divergence of the Fund’s performance from that of the Index. The performance of the Fund may diverge from that of the Index for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, changes to the Index or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. The Fund may be required to deviate its investments from the securities and relative weightings of the Index to comply with the Investment Company Act of 1940, as amended (the “Investment Company Act”), to meet the issuer diversification requirements of the Internal Revenue Code of 1986, as amended  (the “Code”), applicable to regulated investment companies,  or as a result of market restrictions or other legal reasons, including regulatory limits or other restrictions on securities that may be purchased by the Investment Adviser and its affiliates.
Valuation Risk.  The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology.  Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities or assets in the Fund’s portfolio may change on days when investors will not be able to purchase or sell the Fund’s Shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Shares from year to year; and (b) how the average annual total returns of the Fund’s Shares compare to those of the Fund's Index and a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at am.gs.com or by calling the appropriate phone number on the back cover of the Prospectus.

CALENDAR YEAR

	Returns	Quarter ended
Year-to-Date Return	12.08%	September 30, 2024

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	19.48%	December 31, 2022
Worst Quarter Return	-23.82%	March 31, 2020

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2023
	1 Year	5 Years	Since Inception	Inception Date
Goldman Sachs ActiveBeta® Europe Equity ETF				3/2/2016
Returns Before Taxes	20.86%	9.07%	7.55%
Returns After Taxes on Distributions	20.01%	8.45%	6.33%
Returns After Taxes on Distributions and Sale of Fund Shares	13.15%	7.27%	5.59%
Goldman Sachs ActiveBeta® Europe Equity Index	20.15%	9.10%	7.57%
MSCI Europe Index	19.89%	9.08%	7.48%
Benchmark returns do not reflect any deductions for fees or expenses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers:  Raj Garigipati, Managing Director, has managed the Fund since March 2016; and Gauri Sekaria, Vice President, has managed the Fund since April 2024.
Buying and Selling Fund Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at market price. Because Shares trade at market prices, rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).
You may incur costs attributable to the difference between the highest price a buyer is willing to pay for Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) (the “bid-ask spread”) when buying or selling Shares in the secondary market.
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at am.gs.com.
Tax Information
For important tax information, please see “Tax Information” on page 40 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 40 of the Prospectus.

Goldman Sachs ActiveBeta® International Equity ETF—Summary
Ticker: GSIE  Stock Exchange: NYSE Arca, Inc.
Investment Objective
The Goldman Sachs ActiveBeta® International Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® International Equity Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%
Distribution and Service (12b-1) Fee	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.25%

Expense Example
This Example is intended to help you compare the cost of owning Shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318

Portfolio Turnover
The Fund may pay transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in total annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended August 31, 2024 was 28% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index.
The Index is designed to deliver exposure to equity securities of developed market issuers outside of the United States. The Index is constructed using the patented ActiveBeta® Portfolio Construction Methodology, which was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns. These factors include value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). Given the Fund’s investment objective of attempting to track its Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

Goldman Sachs Asset Management, L.P. (the “Index Provider”) constructs the Index in accordance with a rules-based methodology that involves two steps.
Step 1
In the first step, individual factor subindexes for value, momentum, quality and low volatility (the “ActiveBeta® Factor Subindexes”) are created from the constituents of the MSCI World ex USA Index (the “Reference Index”), a market capitalization-weighted index. To construct each ActiveBeta® Factor Subindex, all constituents in the Reference Index are assigned a “factor score” based on certain specified measurements (for example, in the case of the value factor, the factor score is based on a composite of book value-to-price, sales-to-price and free cash flow-to-price). Securities with a factor score that is above a fixed “Cut-off Score” receive an overweight in the applicable ActiveBeta® Factor Subindex relative to the Reference Index and securities with a factor score that is below the Cut-off Score receive an underweight in the ActiveBeta® Factor Subindex relative to the Reference Index. Accordingly, the magnitude of overweight or underweight that a security receives in constructing the applicable ActiveBeta® Factor Subindex is determined by its attractiveness when evaluated based on the relevant factor. The Index only includes long positions (i.e., short positions are impermissible), so the smallest weight for any given security is zero.
Step 2
The ActiveBeta® Factor Subindexes are combined in equal weights to form the Index.
The Index is normally rebalanced on a quarterly basis in accordance with the published rebalancing schedule of the Reference Index.
As of December 1, 2024, the Index consisted of 668 securities with a market capitalization range of between approximately $3.9 billion and $478.9 billion in the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and United Kingdom. The components of the Index may change over time. The percentage of the portfolio exposed to any asset class, country or geographic region will vary from time to time as the weightings of the securities within the Index change, and the Fund may not be invested in each asset class, country or geographic region at all times. The Index Provider determines whether an issuer is located in a particular country by reference to the Reference Index methodology. MSCI Inc., which constructs the Reference Index, will generally deem an issuer to be located in a particular country if it is organized under the laws of the particular country and it is primarily listed in the particular country; in the event that these factors point to more than one country, the Reference Index methodology provides for consideration of certain additional factors.
The Index is comprised of equity securities, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund seeks to invest in the Index components in approximately the same weighting that such components have within the Index at the applicable time. The Fund may purchase a sample of securities in its Index. There may also be instances in which the Investment Adviser may choose to underweight or overweight a security in the Fund’s Index, purchase securities not in the Fund’s Index that the Investment Adviser believes are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques.
The Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that its Index is concentrated. The degree to which components of the Index represent certain sectors or industries may change over time.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Calculation Methodology Risk.  The Index relies on various sources of information to assess the criteria of issuers included in the Index (or the Reference Index), including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, Solactive AG (the “Calculation Agent”) nor the Investment Adviser  can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or  a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Depositary Receipts Risk.  Foreign securities may trade in the form of depositary receipts, which include ADRs and GDRs (collectively “Depositary Receipts”). To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. The issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance.
European Investment Risk. The Fund is more exposed to the regulatory, economic and political risks of Europe and of the European countries in which it invests than funds whose investments are more geographically diversified. Adverse regulatory, economic and political events in Europe may cause the Fund’s investments to decline in value. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the European Union (“EU”) that are subject to economic and monetary controls that can adversely affect the Fund’s investments. The European financial markets have experienced volatility and adverse trends in recent years and these events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. On January 31, 2020, the United Kingdom (“UK”) withdrew from the EU (commonly known as “Brexit”), which has resulted in ongoing market volatility and caused additional market disruption on a global basis. The UK and the EU signed the EU-UK Trade and Cooperation Agreement (“TCA”), which is an agreement on the terms governing certain aspects of the EU’s and UK’s relationship post Brexit. However, under the TCA, many aspects of the EU-UK relationship remain subject to further negotiation. The full effects of Brexit are unknown at this time and could negatively impact the value of the Fund’s investments.
Foreign Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance.  Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Geographic Risk. If the Fund focuses its investments in issuers located in a particular country or geographic region, it will subject the Fund to a greater extent than if investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.
Index Risk.  The Fund will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble, and the Fund does not take defensive positions in declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Index Provider relies on third party data it believes to be reliable in constructing the Index, but it does not guarantee the accuracy or availability of any such third party data, and there is also no guarantee with respect to the accuracy, availability or timeliness of the production of the Index.
Industry Concentration Risk. In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or group of industries. To the extent that the Index concentrates in the securities of issuers in a particular industry or group of industries, the Fund also may concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the Fund may face more risks than if it were diversified broadly over numerous industries or groups of industries. If the Index is not concentrated in a particular industry or group of industries, the Fund will not concentrate in a particular industry or group of industries.
Investment Style Risk.  The Index is intended to provide exposure to certain international equity markets, and as a result the Index may be more volatile than a more broadly based conventional index. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.
Large Shareholder Risk.  Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca, Inc. (“NYSE Arca”) and may, therefore, have a material upward or downward effect on the market price of the Shares.
Market Risk. The value of the securities in which the Fund  invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Market Trading Risk. The net asset value (“NAV”) of the Fund and the value of your investment may fluctuate. Market prices of Shares may fluctuate, in some cases significantly,  in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. Any of these factors, among others, may result in Shares trading at a significant premium or discount to NAV, which will be reflected in the intraday bid/ask spreads and/or the closing price of Shares as compared to NAV. In addition, because liquidity in certain underlying securities may fluctuate, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. Additionally, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund's underlying portfolio holdings.
The securities held by the Fund may be traded in markets that close at a different time than the stock exchange on which the Fund’s Shares are listed. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Fund’s listing exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the Shares’ NAV may widen.
Mid-Cap and Small-Cap Risk.  Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.
Stock Risk.  Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.
Tracking Error Risk.  Tracking error is the divergence of the Fund’s performance from that of the Index. The performance of the Fund may diverge from that of the Index for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, changes to the Index or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. The Fund may be required to deviate its investments from the securities and relative weightings of the Index to comply with the Investment Company Act of 1940, as amended (the “Investment Company Act”), to meet the issuer diversification requirements of the Internal Revenue Code of 1986, as amended  (the “Code”), applicable to regulated investment companies,  or as a result of market restrictions or other legal reasons, including regulatory limits or other restrictions on securities that may be purchased by the Investment Adviser and its affiliates.
Valuation Risk.  The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology.  Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities or assets in the Fund’s portfolio may change on days when investors will not be able to purchase or sell the Fund’s Shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Shares from year to year; and (b) how the average annual total returns of the Fund’s Shares compare to those of the Fund's Index and a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at am.gs.com or by calling the appropriate phone number on the back cover of the Prospectus.

CALENDAR YEAR

	Returns	Quarter ended
Year-to-Date Return	13.17%	September 30, 2024

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	15.98%	December 31, 2022
Worst Quarter Return	-23.12%	March 31, 2020

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2023
	1 Year	5 Years	Since Inception	Inception Date
ActiveBeta® International Equity ETF				11/6/2015
Returns Before Taxes	17.27%	8.03%	6.10%
Returns After Taxes on Distributions	16.51%	7.41%	5.48%
Returns After Taxes on Distributions and Sale of Fund Shares	10.84%	6.31%	4.78%
Goldman Sachs ActiveBeta® International Equity Index	17.26%	8.09%	6.17%
MSCI World ex USA Index	17.94%	8.45%	6.05%
Benchmark returns do not reflect any deductions for fees or expenses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers:  Raj Garigipati, Managing Director, has managed the Fund since November 2015; and Gauri Sekaria, Vice President, has managed the Fund since April 2024.
Buying and Selling Fund Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at market price. Because Shares trade at market prices, rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).
You may incur costs attributable to the difference between the highest price a buyer is willing to pay for Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) (the “bid-ask spread”) when buying or selling Shares in the secondary market.
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at am.gs.com.
Tax Information
For important tax information, please see “Tax Information” on page 40 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 40 of the Prospectus.

Goldman Sachs ActiveBeta® Japan Equity ETF—Summary
Ticker: GSJY  Stock Exchange: NYSE Arca, Inc.
Investment Objective
The Goldman Sachs ActiveBeta® Japan Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Japan Equity Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%
Distribution and Service (12b-1) Fee	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.25%

Expense Example
This Example is intended to help you compare the cost of owning Shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318

Portfolio Turnover
The Fund may pay transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in total annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended August 31, 2024 was 25% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index.
The Index is designed to deliver exposure to equity securities of Japanese issuers. The Index is constructed using the patented ActiveBeta® Portfolio Construction Methodology, which was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns. These factors include value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). Given the Fund’s investment objective of attempting to track its Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

Goldman Sachs Asset Management, L.P. (the “Index Provider”) constructs the Index in accordance with a rules-based methodology that involves two steps.
Step 1
In the first step, individual factor subindexes for value, momentum, quality and low volatility (the “ActiveBeta® Factor Subindexes”) are created from the constituents of the MSCI Japan Index (the “Reference Index”), a market capitalization- weighted index. To construct each ActiveBeta® Factor Subindex, all constituents in the Reference Index are assigned a “factor score” based on certain specified measurements (for example, in the case of the value factor, the factor score is based on a composite of book value-to-price, sales-to-price and free cash flow-to-price). Securities with a factor score that is above a fixed “Cut-off Score” receive an overweight in the applicable ActiveBeta® Factor Subindex relative to the Reference Index and securities with a factor score that is below the Cut-off Score receive an underweight in the ActiveBeta® Factor Subindex relative to the Reference Index. Accordingly, the magnitude of overweight or underweight that a security receives in constructing the applicable ActiveBeta® Factor Subindex is determined by its attractiveness when evaluated based on the relevant factor. The Index only includes long positions (i.e., short positions are impermissible), so the smallest weight for any given security is zero.
Step 2
The ActiveBeta® Factor Subindexes are combined in equal weights to form the Index.
The Index is normally rebalanced on a quarterly basis in accordance with the published rebalancing schedule of the Reference Index.
As of December 1, 2024, the Index consisted of 182 securities with a market capitalization range of between approximately $3.9 billion and $268.3 billion. The components of the Index may change over time. The percentage of the portfolio exposed to any asset class will vary from time to time as the weightings of the securities within the Index change, and the Fund may not be invested in each asset class at all times. The Index Provider determines whether an issuer is located in Japan by reference to the Reference Index methodology. MSCI Inc., which constructs the Reference Index, will generally deem an issuer to be located in Japan if it is organized under the laws of Japan and it is primarily listed in Japan; in the event that these factors point to a second country in addition to Japan, the Reference Index methodology provides for consideration of certain additional factors.
The Index is comprised of equity securities, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund seeks to invest in the Index components in approximately the same weighting that such components have within the Index at the applicable time. The Fund may purchase a sample of securities in its Index. There may also be instances in which the Investment Adviser may choose to underweight or overweight a security in the Fund’s Index, purchase securities not in the Fund’s Index that the Investment Adviser believes are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques.
The Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that its Index is concentrated. The degree to which components of the Index represent certain sectors or industries may change over time.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Calculation Methodology Risk.  The Index relies on various sources of information to assess the criteria of issuers included in the Index (or the Reference Index), including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, Solactive AG (the “Calculation Agent”) nor the Investment Adviser  can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or  a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Depositary Receipts Risk.  Foreign securities may trade in the form of depositary receipts, which include ADRs and GDRs (collectively “Depositary Receipts”). To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. The issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance.

Foreign Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance.  Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Geographic Risk. If the Fund focuses its investments in issuers located in a particular country or geographic region, it will subject the Fund to a greater extent than if investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.
Index Risk.  The Fund will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble, and the Fund does not take defensive positions in declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Index Provider relies on third party data it believes to be reliable in constructing the Index, but it does not guarantee the accuracy or availability of any such third party data, and there is also no guarantee with respect to the accuracy, availability or timeliness of the production of the Index.
Industry Concentration Risk. In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or group of industries. To the extent that the Index concentrates in the securities of issuers in a particular industry or group of industries, the Fund also may concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the Fund may face more risks than if it were diversified broadly over numerous industries or groups of industries. If the Index is not concentrated in a particular industry or group of industries, the Fund will not concentrate in a particular industry or group of industries.
Investment Style Risk.  The Index is intended to provide exposure to certain international equity markets, and as a result the Index may be more volatile than a more broadly based conventional index. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.
Japan Risk.  The Japanese economy is heavily dependent upon international trade and may be subject to considerable degrees of economic, political and social instability, which could negatively affect the Fund. The Japanese yen has fluctuated widely during recent periods and may be affected by currency volatility elsewhere in Asia, especially Southeast Asia. In addition, the yen has had a history of unpredictable and volatile movements against the U.S. dollar. The performance of the global economy could have a major impact upon equity returns in Japan. Since the mid-2000s, Japan’s economic growth has remained relatively low. A recent economic recession was likely compounded by an unstable financial sector, low domestic consumption, and certain corporate structural weaknesses, which remain some of the major issues facing the Japanese economy. Japan has also experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity, which could negatively affect the Fund.
Large Shareholder Risk.  Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca, Inc. (“NYSE Arca”) and may, therefore, have a material upward or downward effect on the market price of the Shares.
Market Risk. The value of the securities in which the Fund  invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.

Market Trading Risk. The net asset value (“NAV”) of the Fund and the value of your investment may fluctuate. Market prices of Shares may fluctuate, in some cases significantly,  in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. Any of these factors, among others, may result in Shares trading at a significant premium or discount to NAV, which will be reflected in the intraday bid/ask spreads and/or the closing price of Shares as compared to NAV. In addition, because liquidity in certain underlying securities may fluctuate, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. Additionally, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund's underlying portfolio holdings.
The securities held by the Fund may be traded in markets that close at a different time than the stock exchange on which the Fund’s Shares are listed. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Fund’s listing exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the Shares’ NAV may widen.
Mid-Cap and Small-Cap Risk.  Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.
Stock Risk.  Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.
Tracking Error Risk.  Tracking error is the divergence of the Fund’s performance from that of the Index. The performance of the Fund may diverge from that of the Index for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, changes to the Index or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. The Fund may be required to deviate its investments from the securities and relative weightings of the Index to comply with the Investment Company Act of 1940, as amended (the “Investment Company Act”), to meet the issuer diversification requirements of the Internal Revenue Code of 1986, as amended  (the “Code”), applicable to regulated investment companies,  or as a result of market restrictions or other legal reasons, including regulatory limits or other restrictions on securities that may be purchased by the Investment Adviser and its affiliates.
Valuation Risk.  The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology.  Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities or assets in the Fund’s portfolio may change on days when investors will not be able to purchase or sell the Fund’s Shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Shares from year to year; and (b) how the average annual total returns of the Fund’s Shares compare to those of the Fund's Index and a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at am.gs.com or by calling the appropriate phone number on the back cover of the Prospectus.
CALENDAR YEAR

	Returns	Quarter ended
Year-to-Date Return	12.75%	September 30, 2024

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	13.69%	December 31, 2020
Worst Quarter Return	-16.39%	March 31, 2020

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2023
	1 Year	5 Years	Since Inception	Inception Date
Goldman Sachs ActiveBeta® Japan Equity ETF				3/2/2016
Returns Before Taxes	18.92%	6.09%	6.45%
Returns After Taxes on Distributions	18.46%	5.77%	5.81%
Returns After Taxes on Distributions and Sale of Fund Shares	11.75%	4.92%	5.03%
Goldman Sachs ActiveBeta® Japan Equity Index	18.91%	6.00%	6.29%
MSCI Japan Index	20.32%	6.91%	6.82%
Benchmark returns do not reflect any deductions for fees or expenses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers:  Raj Garigipati, Managing Director, has managed the Fund since March 2016; and Gauri Sekaria, Vice President, has managed the Fund since April 2024.
Buying and Selling Fund Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at market price. Because Shares trade at market prices, rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).
You may incur costs attributable to the difference between the highest price a buyer is willing to pay for Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) (the “bid-ask spread”) when buying or selling Shares in the secondary market.
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at am.gs.com.
Tax Information
For important tax information, please see “Tax Information” on page 40 of the Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 40 of the Prospectus.

Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF—Summary
Ticker: GSLC  Stock Exchange: NYSE Arca, Inc.
Investment Objective
The Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.09%
Distribution and Service (12b-1) Fee	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.09%

Expense Example
This Example is intended to help you compare the cost of owning Shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$9	$29	$51	$115

Portfolio Turnover
The Fund may pay transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in total annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended August 31, 2024 was 17% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index.
The Index is designed to deliver exposure to equity securities of large capitalization U.S. issuers. The Index is constructed using the patented ActiveBeta® Portfolio Construction Methodology, which was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns. These factors include value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). Given the Fund’s investment objective of attempting to track its Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

Goldman Sachs Asset Management, L.P. (the “Index Provider”) constructs the Index in accordance with a rules-based methodology that involves two steps.
Step 1
In the first step, individual factor subindexes for value, momentum, quality and low volatility (the “ActiveBeta® Factor Subindexes”) are created from the constituents of the Solactive US Large Cap Index (the “Reference Index”), a market capitalization-weighted index. To construct each ActiveBeta® Factor Subindex, all constituents in the Reference Index are assigned a “factor score” based on certain specified measurements (for example, in the case of the value factor, the factor score is based on a composite of book value-to-price, sales-to-price and free cash flow-to-price). Securities with a factor score that is above a fixed “Cut-off Score” receive an overweight in the applicable ActiveBeta® Factor Subindex relative to the Reference Index and securities with a factor score that is below the Cut-off Score receive an underweight in the ActiveBeta® Factor Subindex relative to the Reference Index. Accordingly, the magnitude of overweight or underweight that a security receives in constructing the applicable ActiveBeta® Factor Subindex is determined by its attractiveness when evaluated based on the relevant factor. The Index only includes long positions (i.e., short positions are impermissible), so the smallest weight for any given security is zero.
Step 2
The ActiveBeta® Factor Subindexes are combined in equal weights to form the Index.
The Index is normally rebalanced on a quarterly basis in accordance with the published rebalancing schedule of the Reference Index.
As of December 1, 2024, the Index consisted of 441 securities with a market capitalization range of between approximately $5.9 billion and $3.6 trillion. The components of the Index may change over time. The percentage of the portfolio exposed to any asset class will vary from time to time as the weightings of the securities within the Index change, and the Fund may not be invested in each asset class at all times. The Index Provider determines whether an issuer is a U.S. issuer by reference to the Reference Index methodology. Solactive AG, which constructs the Reference Index, will deem an issuer to be a U.S. issuer if its securities are primarily listed in the United States, its country of risk is the United States, and it meets certain requirements with respect to its jurisdiction of incorporation and domicile.
The Fund seeks to invest in the Index components in approximately the same weighting that such components have within the Index at the applicable time. The Fund may purchase a sample of securities in its Index. There may also be instances in which the Investment Adviser may choose to underweight or overweight a security in the Fund’s Index, purchase securities not in the Fund’s Index that the Investment Adviser believes are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques.
The Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that its Index is concentrated. The degree to which components of the Index represent certain sectors or industries may change over time.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Calculation Methodology Risk.  The Index relies on various sources of information to assess the criteria of issuers included in the Index (or the Reference Index), including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, Solactive AG (the “Calculation Agent”) nor the Investment Adviser  can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or  a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Index Risk.  The Fund will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble, and the Fund does not take defensive positions in declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Index Provider relies on third party data it believes to be reliable in constructing the Index, but it does not guarantee the accuracy or availability of any such third party data, and there is also no guarantee with respect to the accuracy, availability or timeliness of the production of the Index.
Industry Concentration Risk. In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or group of industries. To the extent that the Index concentrates in the securities of issuers in a particular industry or group of industries, the Fund also may concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the Fund may face more risks than if it were diversified broadly over numerous industries or groups of industries. If the Index is not concentrated in a particular industry or group of industries, the Fund will not concentrate in a particular industry or group of industries.

Investment Style Risk.  The Index is intended to provide exposure to the large cap U.S. equity markets, and as a result the Index may be more volatile than a more broadly based conventional index. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.
Large Shareholder Risk.  Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca, Inc. (“NYSE Arca”) and may, therefore, have a material upward or downward effect on the market price of the Shares.
Market Risk. The value of the securities in which the Fund  invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Market Trading Risk. The net asset value (“NAV”) of the Fund and the value of your investment may fluctuate. Market prices of Shares may fluctuate, in some cases significantly,  in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. Any of these factors, among others, may result in Shares trading at a significant premium or discount to NAV, which will be reflected in the intraday bid/ask spreads and/or the closing price of Shares as compared to NAV. In addition, because liquidity in certain underlying securities may fluctuate, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. Additionally, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund's underlying portfolio holdings.
Stock Risk.  Stock prices have historically risen and fallen in periodic cycles. U.S. stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.
Tracking Error Risk.  Tracking error is the divergence of the Fund’s performance from that of the Index. The performance of the Fund may diverge from that of the Index for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, changes to the Index or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. The Fund may be required to deviate its investments from the securities and relative weightings of the Index to comply with the Investment Company Act of 1940, as amended (the “Investment Company Act”), to meet the issuer diversification requirements of the Internal Revenue Code of 1986, as amended  (the “Code”), applicable to regulated investment companies,  or as a result of market restrictions or other legal reasons, including regulatory limits or other restrictions on securities that may be purchased by the Investment Adviser and its affiliates.
Valuation Risk.  The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology.  Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities or assets in the Fund’s portfolio may change on days when investors will not be able to purchase or sell the Fund’s Shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Shares from year to year; and (b) how the average annual total returns of the Fund’s Shares compare to those of the Fund's Index and a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at am.gs.com or by calling the appropriate phone number on the back cover of the Prospectus.

CALENDAR YEAR

	Returns	Quarter ended
Year-to-Date Return	21.47%	September 30, 2024

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	20.53%	June 30, 2020
Worst Quarter Return	-18.87%	March 31, 2020

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2023
	1 Year	5 Years	Since Inception	Inception Date
ActiveBeta® U.S. Large Cap Equity ETF				9/17/2015
Returns Before Taxes	25.04%	15.01%	12.37%
Returns After Taxes on Distributions	24.59%	14.60%	12.45%
Returns After Taxes on Distributions and Sale of Fund Shares	15.09%	12.02%	10.53%
Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index	25.14%	15.12%	12.48%
S&P 500® Index	26.29%	15.68%	13.18%
Benchmark returns do not reflect any deductions for fees or expenses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers:  Raj Garigipati, Managing Director, has managed the Fund since September 2015; and Gauri Sekaria, Vice President, has managed the Fund since April 2024.
Buying and Selling Fund Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at market price. Because Shares trade at market prices, rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).
You may incur costs attributable to the difference between the highest price a buyer is willing to pay for Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) (the “bid-ask spread”) when buying or selling Shares in the secondary market.
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at am.gs.com.
Tax Information
For important tax information, please see “Tax Information” on page 40 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 40 of the Prospectus.

Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF—Summary
Ticker: GSSC  Stock Exchange: NYSE Arca, Inc.
Investment Objective
The Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.20%
Distribution and Service (12b-1) Fee	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.20%

Expense Example
This Example is intended to help you compare the cost of owning Shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255

Portfolio Turnover
The Fund may pay transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in total annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended August 31, 2024 was 24% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index.
The Index is designed to deliver exposure to equity securities of small capitalization U.S. issuers. The Index is constructed using the patented ActiveBeta® Portfolio Construction Methodology, which was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns. These factors include value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). Given the Fund’s investment objective of attempting to track its Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

Goldman Sachs Asset Management, L.P. (the “Index Provider”) constructs the Index in accordance with a rules-based methodology that involves two steps.
Step 1
In the first step, individual factor subindexes for value, momentum, quality and low volatility (the “ActiveBeta® Factor Subindexes”) are created from the constituents of the Russell 2000® Index (the “Reference Index”), a market capitalization-weighted index. To construct each ActiveBeta® Factor Subindex, all constituents in the Reference Index are assigned a “factor score” based on certain specified measurements (for example, in the case of the value factor, the factor score is based on a composite of book value-to-price, sales-to-price and free cash flow-to-price). Securities with a factor score that is above a fixed “Cut-off Score” receive an overweight in the applicable ActiveBeta® Factor Subindex relative to the Reference Index and securities with a factor score that is below the Cut-off Score receive an underweight in the ActiveBeta® Factor Subindex relative to the Reference Index. Accordingly, the magnitude of overweight or underweight that a security receives in constructing the applicable ActiveBeta® Factor Subindex is determined by its attractiveness when evaluated based on the relevant factor. The Index only includes long positions (i.e., short positions are impermissible), so the smallest weight for any given security is zero.
Step 2
The ActiveBeta® Factor Subindexes are combined in equal weights to form the Index.
The Index is normally rebalanced on a quarterly basis in accordance with the published rebalancing schedule of the Reference Index.
As of December 1, 2024, the Index consisted of 1330 securities with a market capitalization range of between approximately $12.5 million and $17.3 billion. The components of the Index may change over time. The percentage of the portfolio exposed to any asset class will vary from time to time as the weightings of the securities within the Index change, and the Fund may not be invested in each asset class at all times. The Index Provider determines whether an issuer is a U.S. issuer by reference to the Reference Index methodology. FTSE Russell, which constructs the Reference Index, will deem an issuer to be a U.S. issuer if it is incorporated in, has a stated headquarters in, and trades in the U.S.; if any of these do not match, the Reference Index methodology provides for consideration of certain additional factors.
The Fund seeks to invest in the Index components in approximately the same weighting that such components have within the Index at the applicable time. The Fund may purchase a sample of securities in its Index. There may also be instances in which the Investment Adviser may choose to underweight or overweight a security in the Fund’s Index, purchase securities not in the Fund’s Index that the Investment Adviser believes are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques.
The Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that its Index is concentrated. The degree to which components of the Index represent certain sectors or industries may change over time.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Calculation Methodology Risk.  The Index relies on various sources of information to assess the criteria of issuers included in the Index (or the Reference Index), including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, Solactive AG (the “Calculation Agent”) nor the Investment Adviser  can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or  a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Index Risk.  The Fund will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble, and the Fund does not take defensive positions in declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Index Provider relies on third party data it believes to be reliable in constructing the Index, but it does not guarantee the accuracy or availability of any such third party data, and there is also no guarantee with respect to the accuracy, availability or timeliness of the production of the Index.
Industry Concentration Risk. In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or group of industries. To the extent that the Index concentrates in the securities of issuers in a particular industry or group of industries, the Fund also may concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the Fund may face more risks than if it were diversified broadly over numerous industries or groups of industries. If the Index is not concentrated in a particular industry or group of industries, the Fund will not concentrate in a particular industry or group of industries.

Investment Style Risk.  The Index is intended to provide exposure to the small cap U.S. equity markets, and as a result the Index may be more volatile than a more broadly based conventional index. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.
Large Shareholder Risk.  Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca, Inc. (“NYSE Arca”) and may, therefore, have a material upward or downward effect on the market price of the Shares.
Market Risk. The value of the securities in which the Fund  invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Market Trading Risk. The net asset value (“NAV”) of the Fund and the value of your investment may fluctuate. Market prices of Shares may fluctuate, in some cases significantly,  in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. Any of these factors, among others, may result in Shares trading at a significant premium or discount to NAV, which will be reflected in the intraday bid/ask spreads and/or the closing price of Shares as compared to NAV. In addition, because liquidity in certain underlying securities may fluctuate, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. Additionally, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund's underlying portfolio holdings.
Mid-Cap and Small-Cap Risk.  Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.
Stock Risk.  Stock prices have historically risen and fallen in periodic cycles. U.S. stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.
Tracking Error Risk.  Tracking error is the divergence of the Fund’s performance from that of the Index. The performance of the Fund may diverge from that of the Index for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, changes to the Index or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. The Fund may be required to deviate its investments from the securities and relative weightings of the Index to comply with the Investment Company Act of 1940, as amended (the “Investment Company Act”), to meet the issuer diversification requirements of the Internal Revenue Code of 1986, as amended  (the “Code”), applicable to regulated investment companies,  or as a result of market restrictions or other legal reasons, including regulatory limits or other restrictions on securities that may be purchased by the Investment Adviser and its affiliates.
Valuation Risk.  The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology.  Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities or assets in the Fund’s portfolio may change on days when investors will not be able to purchase or sell the Fund’s Shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Shares from year to year; and (b) how the average annual total returns of the Fund’s Shares compare to those of a regulatorily required broad-based securities market index (Russell 3000 Index) (the “Regulatory Benchmark”), the Fund's Index, and the Russell 2000 (the “Secondary Benchmark”).  The Secondary Benchmark is generally more representative of the market sectors and/or types of investments in which the Fund invests or to which the Fund has exposure than the Regulatory Benchmark. The Fund has included in the table below the performance of the Regulatory Benchmark, which represents a broader measure of market performance, to comply with new regulatory requirements. For additional information about the Regulatory Benchmark and Secondary

Benchmark, please see “Additional Benchmark Information” on page 36 of the Prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at am.gs.com or by calling the appropriate phone number on the back cover of the Prospectus.
CALENDAR YEAR

	Returns	Quarter ended
Year-to-Date Return	10.58%	September 30, 2024

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	29.24%	December 31, 2020
Worst Quarter Return	-30.94%	March 31, 2020

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2023
	1 Year	5 Years	Since Inception	Inception Date
ActiveBeta® U.S. Small Cap Equity ETF				6/28/2017
Returns Before Taxes	17.37%	11.59%	8.47%
Returns After Taxes on Distributions	16.96%	11.24%	8.26%
Returns After Taxes on Distributions and Sale of Fund Shares	10.52%	9.18%	6.79%
Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index	17.68%	11.84%	8.67%
Russell 2000® Index	16.93%	9.97%	6.98%
Russell 3000® Index	25.96%	15.15%	12.22%
Benchmark returns do not reflect any deductions for fees or expenses.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers:  Raj Garigipati, Managing Director, has managed the Fund since June 2017; and Gauri Sekaria, Vice President, has managed the Fund since April 2024.
Buying and Selling Fund Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at market price. Because Shares trade at market prices, rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).
You may incur costs attributable to the difference between the highest price a buyer is willing to pay for Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) (the “bid-ask spread”) when buying or selling Shares in the secondary market.
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at am.gs.com.
Tax Information
For important tax information, please see “Tax Information” on page 40 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 40 of the Prospectus.

Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF—Summary
Ticker: GLOV  Stock Exchange: Cboe BZX Exchange, Inc.
Investment Objective
The Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® World Low Vol Plus Equity Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%
Distribution and Service (12b-1) Fee	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.25%

Expense Example
This Example is intended to help you compare the cost of owning Shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318

Portfolio Turnover
The Fund may pay transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in total annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended August 31, 2024 was 25% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index. The Index is designed to deliver exposure to large- and mid-capitalization equity securities of developed market issuers, including the United States. The Index is constructed using the patented ActiveBeta® Portfolio Construction Methodology, which was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns. These factors include low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time), value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), and quality (i.e., profitability). The Index seeks to provide exposure to these factors with an emphasis on the low volatility factor. Given the Fund’s investment objective of attempting to track its Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

Goldman Sachs Asset Management, L.P. (the “Index Provider”) constructs the Index in accordance with a rules-based methodology that involves three steps.
Step 1
In the first step, the individual factor subindex for low volatility (the “ActiveBeta® Low Volatility Factor Subindex”) is created from the constituents of the Solactive GBS Developed Markets Large & Mid Cap Index (the “Reference Index”), a market capitalization-weighted index. Each constituent is assigned a “factor score” based on a specified volatility measurement that is a composite of the inverse of the standard deviation of past 12-month daily total stock returns and the inverse of market capitalization. Securities with a factor score that is above a fixed “Cut-off Score” receive an overweight in the ActiveBeta® Low Volatility Factor Subindex relative to the Reference Index and securities with a factor score that is below the Cut-off Score receive an underweight in the ActiveBeta® Low Volatility Factor Subindex relative to the Reference Index. Accordingly, the magnitude of overweight or underweight that a security receives in constructing the ActiveBeta® Low Volatility Factor Subindex is determined by the performance of its factor score relative to the fixed “Cut-off Score.” The Index includes only long positions (i.e., short positions are impermissible), so the smallest weight for any given security is zero.
Step 2
In the second step, individual factor subindexes for value, momentum and quality (the “ActiveBeta® Value Factor Subindex, ActiveBeta® Momentum Factor Subindex and ActiveBeta® Quality Factor Subindex,” respectively) are created from the constituents of the ActiveBeta® Low Volatility Factor Subindex. To construct each of these subindexes, all constituents in the ActiveBeta® Low Volatility Factor Subindex are assigned a “factor score” based on certain specified measurements (i.e., in the case of the value factor, the factor score is based on a composite of book value-to-price, sales-to-price and free cash flow-to-price). Securities with a factor score that is above a fixed “Cut-off Score” receive an overweight in the applicable ActiveBeta® Factor Subindex relative to the ActiveBeta® Low Volatility Factor Subindex and securities with a factor score that is below the Cut-off Score receive an underweight the applicable ActiveBeta® Factor Subindex relative to the ActiveBeta® Low Volatility Factor Subindex.
Step 3
In the third step, the ActiveBeta® Value Factor Subindex, ActiveBeta® Momentum Factor Subindex, and ActiveBeta® Quality Factor Subindex are combined in equal weights to form the Index.
The Index is rebalanced on a quarterly basis in accordance with the published rebalancing schedule of the Reference Index.
As of December 1, 2024, the Index consisted of 446 securities with a market capitalization range of between approximately $2.0 billion and $3.6 trillion in the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The components of the Index may change over time. The percentage of the portfolio exposed to any asset class, country or geographic region will vary from time to time as the weightings of the securities within the Index change, and the Fund may not be invested in each asset class, country or geographic region at all times. The Index Provider determines whether an issuer is located in a particular country by reference to the Reference Index methodology. Solactive AG, which constructs the Reference Index, will generally deem an issuer to be located in a particular country if it is organized under the laws of the particular country and it is primarily listed in the particular country; in the event that these factors point to more than one country, the Reference Index methodology provides for consideration of the issuer’s country of domicile and country of risk.
The Index is comprised of equity securities, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund seeks to invest in the Index components in approximately the same weighting that such components have within the Index at the applicable time. The Fund may purchase a sample of securities in its Index. There may also be instances in which the Investment Adviser may choose to underweight or overweight a security in the Fund’s Index, purchase securities not in the Fund’s Index that the Investment Adviser believes are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques.
The Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that its Index is concentrated. The degree to which components of the Index represent certain sectors or industries may change over time.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.

Calculation Methodology Risk.  The Index relies on various sources of information to assess the criteria of issuers included in the Index (or the Reference Index), including fundamental information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, Solactive AG (the “Calculation Agent”) nor the Investment Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Depositary Receipts Risk.  Foreign securities may trade in the form of depositary receipts, which include ADRs and GDRs (collectively “Depositary Receipts”). To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. The issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance.
Foreign Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance.  Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Geographic Risk. If the Fund focuses its investments in issuers located in a particular country or geographic region, it will subject the Fund to a greater extent than if investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.
Index Risk.  The Fund will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble, and the Fund does not take defensive positions in declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Index Provider relies on third party data it believes to be reliable in constructing the Index, but it does not guarantee the accuracy or availability of any such third party data, and there is also no guarantee with respect to the accuracy, availability or timeliness of the production of the Index.
Industry Concentration Risk. In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or group of industries. To the extent that the Index concentrates in the securities of issuers in a particular industry or group of industries, the Fund also may concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the Fund may face more risks than if it were diversified broadly over numerous industries or groups of industries. If the Index is not concentrated in a particular industry or group of industries, the Fund will not concentrate in a particular industry or group of industries.
Investment Style Risk.  The Index is intended to provide exposure to certain equity markets, and as a result the Index may be more volatile than a more broadly based conventional index. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.
Large Shareholder Risk.  Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on Cboe BZX Exchange, Inc. (“Cboe”) and may, therefore, have a material upward or downward effect on the market price of the Shares.

Low Volatility Risk. The Fund relies on the Index Provider for the identification of equity securities with low volatility in their share prices and its performance may suffer if such securities are not correctly identified or if a portfolio comprised of such securities exhibits more volatility than intended. The value of securities in the Fund’s portfolio is subject to fluctuations due to factors affecting individual securities, particular industries or group of industries, or the markets generally. There can be no guarantee that the prices of such securities will be less volatile than the market as a whole, and could be more volatile. In additional, low volatility equity securities are likely to underperform the broader market during periods of rapidly rising equity prices.
Market Risk. The value of the securities in which the Fund  invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Market Trading Risk. The net asset value (“NAV”) of the Fund and the value of your investment may fluctuate. Market prices of Shares may fluctuate, in some cases significantly,  in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. Any of these factors, among others, may result in Shares trading at a significant premium or discount to NAV, which will be reflected in the intraday bid/ask spreads and/or the closing price of Shares as compared to NAV. In addition, because liquidity in certain underlying securities may fluctuate, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively.  Additionally, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.
The securities held by the Fund may be traded in markets that close at a different time than the stock exchange on which the Fund's Shares are listed. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Fund's listing exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the Shares' NAV may widen.
Mid-Cap Risk.  Investments in mid-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.
Stock Risk.  Stock prices have historically risen and fallen in periodic cycles. U.S. stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.
Tracking Error Risk.  Tracking error is the divergence of the Fund’s performance from that of the Index. The performance of the Fund may diverge from that of the Index for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, changes to the Index or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. The Fund may be required to deviate its investments from the securities and relative weightings of the Index to comply with the Investment Company Act of 1940, as amended (the “Investment Company Act”), to meet the issuer diversification requirements of the Internal Revenue Code of 1986, as amended  (the “Code”), applicable to regulated investment companies,  or as a result of market restrictions or other legal reasons, including regulatory limits or other restrictions on securities that may be purchased by the Investment Adviser and its affiliates.
Valuation Risk.  The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology.  Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities or assets in the Fund’s portfolio may change on days when investors will not be able to purchase or sell the Fund’s Shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Shares from year to year; and (b) how the average annual total returns of the Fund’s Shares compare to those of a regulatorily required broad-based securities market index (MSCI ACWI Index) (the “Regulatory Benchmark”), the Fund's Index, and the Solactive GBS Developed Markets Large & Mid Cap USD Index (the “Secondary Benchmark”). The Secondary Benchmark is generally more representative of the market sectors and/or types of investments in which the Fund invests or to which the Fund has exposure than the Regulatory Benchmark. The Fund has included in the table below the performance of the Regulatory Benchmark, which represents a broader measure of market performance, to comply with new regulatory requirements.  For additional information about the Regulatory Benchmark and Secondary Benchmark, please see “Additional Benchmark Information” on page 36 of the Prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at am.gs.com or by calling the appropriate phone number on the back cover of the Prospectus.
CALENDAR YEAR

	Returns	Quarter ended
Year-to-Date Return	18.15%	September 30, 2024

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	9.71%	December 31, 2023
Worst Quarter Return	-2.91%	September 30, 2023

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2023
	1 Year	Since Inception	Inception Date
Goldman Sachs ActiveBeta World Low Vol Plus Equity ETF			3/15/2022
Returns Before Taxes	16.10%	6.36%
Returns After Taxes on Distributions	15.48%	3.35%
Returns After Taxes on Distributions and Sale of Fund Shares	9.90%	2.92%
Goldman Sachs ActiveBeta World Low Vol Plus Equity Index	15.81%	6.09%
Solactive GBS Developed Markets Large & Mid Cap Index	23.92%	7.58%
MSCI ACWI Index	22.20%	7.02%
Benchmark returns do not reflect any deductions for fees or expenses.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers:  Raj Garigipati, Managing Director, has managed the Fund since March 2022; and Gauri Sekaria, Vice President, has managed the Fund since April 2024.
Buying and Selling Fund Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at market price. Because Shares trade at market prices, rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).
You may incur costs attributable to the difference between the highest price a buyer is willing to pay for Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) (the “bid-ask spread”) when buying or selling Shares in the secondary market.
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at am.gs.com.
Tax Information
For important tax information, please see “Tax Information” on page 40 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 40 of the Prospectus.

Goldman Sachs ActiveBeta® ETFs –
Additional Summary Information

Tax Information
The Funds' distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments made through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), GSAM or other related companies may pay the intermediary for the sale of Fund Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Management Approach

INVESTMENT OBJECTIVE
Each Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index. A Fund’s investment objective may be changed without shareholder approval.
PRINCIPAL INVESTMENT STRATEGIES
Each Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index. Shareholders will be provided with sixty days’ notice in the manner prescribed by the Securities and Exchange Commission (“SEC”) before any change in a Fund’s policy to invest at least 80% of its assets in securities included in its underlying index.
The Investment Adviser anticipates that, generally, each Fund will hold all of the securities that comprise its Index in approximate proportion to their weightings in such Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In these circumstances, a Fund may purchase a sample of securities in its Index. There also may be instances in which the Investment Adviser may choose to underweight or overweight a security in a Fund’s Index, purchase securities not in the Fund’s Index that the Investment Adviser believes are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques. Each Fund may sell securities that are represented in its Index in anticipation of their removal from its Index or purchase securities not represented in its Index in anticipation of their addition to such Index. Each Fund may also, in order to comply with the tax diversification requirements of the Code, temporarily invest in securities not included in its Index that are expected to be correlated with the securities included in its Index.
Given each Fund’s investment objective of attempting to track its Index, the Funds do not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. Also, unlike many investment companies, the Funds do not attempt to outperform their respective Indices that they track and do not seek temporary defensive positions when markets decline or appear overvalued.
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF, Goldman Sachs ActiveBeta® Europe Equity ETF, Goldman Sachs ActiveBeta® International Equity ETF, Goldman Sachs ActiveBeta® Japan Equity ETF, Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF and Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
The Index Provider constructs each Index in accordance with a rules-based methodology that involves two steps.
Step 1
In the first step, the ActiveBeta® Factor Subindexes (specifically, the ActiveBeta® Value Factor Subindex, ActiveBeta® Momentum Factor Subindex, ActiveBeta® Quality Factor Subindex and ActiveBeta® Low Volatility Factor Subindex) are created from the constituents of the applicable Reference Index. To construct each ActiveBeta® Factor Subindex, all constituents in the Reference Index are assigned a “factor score” based on the following specified measurements: (i) for the ActiveBeta® Value Factor Subindex, a composite of three valuation measures, which consist of book value-to-price, sales-to-price and free cash flow-to-price (earnings-to-price ratios are used for financial stocks or where free cash flow data are not available); (ii) for the ActiveBeta® Momentum Factor Subindex, beta- and volatility-adjusted daily returns over an 11-month period ending one month prior to the rebalance date; (iii) for the ActiveBeta® Quality Factor Subindex, gross profit divided by total assets or return on equity (ROE) for financial stocks or when gross profit is not available; and (iv) for the ActiveBeta® Low Volatility Factor Subindex, a composite of the inverse of the standard deviation of past 12-month daily total stock returns and the inverse of market capitalization.
Securities with a factor score that is above a fixed Cut-off Score receive an overweight in the applicable ActiveBeta® Factor Subindex relative to the Reference Index and securities with a factor score that is below the Cut-off Score receive an underweight in the ActiveBeta® Factor Subindex relative to the Reference Index. Accordingly, the magnitude of overweight or underweight that a security receives in constructing the applicable ActiveBeta® Factor Subindex is determined by its attractiveness when evaluated based on the relevant factor. The Index only includes long positions (i.e., short positions are impermissible), so the smallest weight for any given security is zero. Weight constraints are applied to control bias with respect to countries, regions or industry groups.
Step 2
The ActiveBeta® Factor Subindexes are combined in equal weights to form the Index.

Each Index is rebalanced on a quarterly basis in accordance with the published rebalancing schedule of the Reference Index. The methodology incorporates a process that seeks to discourage turnover that does not result in a meaningful improvement in the Index at a given rebalance.
Each Index was developed and is maintained by the Index Provider and calculated by the Calculation Agent. A Fund may hire an affiliate of the Fund and/or the Investment Adviser to serve as calculation agent. The Index Provider determines the composition and relative weightings of the securities in each Index. The Index Provider for a Reference Index may delay or change a scheduled rebalancing or reconstitution of the Reference Index or the implementation of certain rules at its sole discretion. In such circumstances, the scheduled rebalancing or reconstitution of the corresponding Index may likewise be delayed or changed.
Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF
The Index Provider constructs the Index in accordance with a rules-based methodology that involves three steps.
Step 1
In the first step, the individual factor subindex for low volatility (the “ActiveBeta® Low Volatility Factor Subindex”) is created from the constituents of the Solactive GBS Developed Markets Large & Mid Cap Index (the “Reference Index”), a market capitalization-weighted index. Each constituent is assigned a “factor score” based on a specified volatility measurement that is a composite of the inverse of the standard deviation of past 12-month daily total stock returns and the inverse of market capitalization. Securities with a factor score that is above a fixed “Cut-off Score” receive an overweight in the ActiveBeta® Low Volatility Factor Subindex relative to the Reference Index and securities with a factor score that is below the Cut-off Score receive an underweight in the ActiveBeta® Low Volatility Factor Subindex relative to the Reference Index. Accordingly, the magnitude of overweight or underweight that a security receives in constructing the ActiveBeta® Low Volatility Factor Subindex is determined by the performance of its factor score relative to the fixed “Cut-off Score.” The Index includes only long positions (i.e., short positions are impermissible), so the smallest weight for any given security is zero.
Step 2
In the second step, the ActiveBeta® Value Factor Subindex, ActiveBeta® Momentum Factor Subindex and ActiveBeta® Quality Factor Subindex, are created from the constituents of the ActiveBeta® Low Volatility Factor Subindex. To construct each of these subindexes, all constituents in the ActiveBeta® Low Volatility Factor Subindex are assigned a “factor score” based on certain specified measurements (i.e., in the case of the value factor, the factor score is based on a composite of book value-to-price, sales-to-price and free cash flow-to-price). Securities with a factor score that is above a fixed “Cut-off Score” receive an overweight in the applicable ActiveBeta® Factor Subindex relative to the ActiveBeta® Low Volatility Factor Subindex and securities with a factor score that is below the Cut-off Score receive an underweight the applicable ActiveBeta® Factor Subindex relative to the ActiveBeta® Low Volatility Factor Subindex.
Step 3
In the third step, the ActiveBeta® Value Factor Subindex, ActiveBeta® Momentum Factor Subindex, and ActiveBeta® Quality Factor Subindex are combined in equal weights to form the Index.
The Index is rebalanced on a quarterly basis in accordance with the published rebalancing schedule of the Reference Index. The methodology incorporates a process that seeks to discourage turnover that does not result in a meaningful improvement in the portfolio at a given rebalance.
The Index was developed and is maintained by the Index Provider and calculated by the Calculation Agent. The Fund may hire an affiliate of the Fund and/or the Investment Adviser to serve as calculation agent. The Index Provider determines the composition and relative weightings of the securities in the Index. The Index Provider for the Reference Index may delay or change a scheduled rebalancing or reconstitution of the Reference Index or the implementation of certain rules at its sole discretion. In such circumstances, the scheduled rebalancing or reconstitution of the Index may likewise be delayed or changed.
ADDITIONAL BENCHMARK INFORMATION
References in the Prospectus to a Fund's Regulatory Benchmark, Secondary Benchmark and any other benchmark that is not a Fund’s Index are for informational purposes only and are not an indication of how a particular Fund is managed or a particular Fund's risk characteristics.
The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

Investment Management Approach
The MSCI Emerging Markets Index captures large and mid cap representation across 24 Emerging Markets (EM) countries*. With 1,278 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI Europe Index captures large and mid-cap representation across 15 Developed Markets countries in Europe, covering approximately 85% of the free float-adjusted market capitalization across the European Developed Markets equity universe.

The MSCI Japan Index is designed to measure the performance of the large and mid-cap segments of the Japanese market, covering approximately 85% of the free float-adjusted market capitalization in the country.

The MSCI World ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries** -- excluding the United States. With 816 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The Russell 3000® Index measures the performance of the largest 3,000 US companies designed to represent approximately 98% of the investable U.S, equity market.

The Solactive GBS Developed Markets Large & Mid Cap Index intends to track the performance of the large and mid-cap segment covering approximately the largest 85% of the free-float market capitalization in the Developed Markets.

The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices.
*EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
**DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
INDEX DISCLAIMERS
The MSCI Emerging Markets Index, MSCI Europe Index, MSCI World ex USA Index and MSCI Japan Index (the “MSCI Indices”) were used by GSAM as the reference universe for selection of the companies included in the Goldman Sachs ActiveBeta® Emerging Markets Equity Index, Goldman Sachs ActiveBeta® Europe Equity Index, Goldman Sachs ActiveBeta® International Equity Index and Goldman Sachs ActiveBeta® Japan Equity Index (the “ActiveBeta® Indices”), respectively. MSCI Inc. does not in any way sponsor, support, promote or endorse the ActiveBeta® Indices or the Goldman Sachs ActiveBeta® Emerging Markets Equity ETF, Goldman Sachs ActiveBeta® Europe Equity ETF, Goldman Sachs ActiveBeta® International Equity ETF or Goldman Sachs ActiveBeta® Japan Equity ETF (the “ActiveBeta® ETFs”). MSCI Inc. was not and is not involved in any way in the creation, calculation, maintenance or review of the ActiveBeta® Indices. The MSCI Indices were provided on an “as is” basis. MSCI Inc., its affiliates and any other person or entity involved in or related to compiling, computing or creating the MSCI Indices (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose). Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the MSCI Indices, the ActiveBeta® ETFs or the ActiveBeta® Indices.
The Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF and Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF are not sponsored, promoted, sold or supported in any other manner by Solactive AG. Solactive AG does not offer any express or implicit guarantee or assurance either with regard to the results of using the Solactive US Large Cap Index and Solactive GBS Developed Markets Large & Mid Cap Index (the “Solactive Indices”) and/or Solactive Index trade mark or the Solactive Index Price at any time or in any other respect. The Solactive Indices are calculated and published by Solactive AG.  Irrespective of its obligations towards Goldman Sachs Asset Management, L.P., Solactive AG has no obligation to point out errors in the Solactive Indices and to third parties including but not limited to investors and/or financial intermediaries of the Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF and Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF. Neither the publication of the Solactive Indices by Solactive AG nor the licensing of the Solactive Indices or Solactive Index trade mark for the purpose of use in connection with these funds constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in these funds.
The Russell 2000® Index was used by Goldman Sachs Asset Management or its affiliate as the starting universe for selection of the companies and their weights included in the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index. Frank Russell Company (“Russell”) does not in any way sponsor, support, promote or endorse the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index or the Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF. Russell was not and is not involved in any way in the creation, calculation, maintenance or review of the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index. The Russell 2000® Index was

provided on an “as is” basis. Russell, its affiliates and any other person or entity involved in or related to compiling, computing or creating the Russell 2000® Index (collectively, the “Russell Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose).
Russell does not make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Russell 2000® Index or the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index (upon which the Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF is based), (ii) the figure at which the Russell 2000® Index or Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Russell 2000® Index or Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index for the purpose to which it is being put in connection with the Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF.
Russell has not provided and will not provide any financial or investment advice or recommendation in relation to the Russell 2000® Index or Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index to Goldman Sachs Asset Management or to its clients. The Russell 2000® Index is calculated by Russell or its agent. Russell shall not be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.
Without limiting any of the foregoing, in no event shall any Russell Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the Russell 2000® Index, the Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF or the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index.
The ActiveBeta® Indices are trademarks of Goldman Sachs Asset Management, L.P. and have been licensed for use by Goldman Sachs ETF Trust.
GOLDMAN SACHS ASSET MANAGEMENT, L.P., THE GOLDMAN SACHS GROUP, INC., AND GOLDMAN, SACHS & CO. (COLLECTIVELY, “GOLDMAN SACHS”) DOES NOT GUARANTEE NOR MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OR SHAREHOLDERS OF THE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN A FUND PARTICULARLY OR THE ABILITY OF THE ACTIVEBETA® INDICES TO TRACK GENERAL MARKET PERFORMANCE. GOLDMAN SACHS, IN ITS CAPACITY AS THE INDEX PROVIDER OF THE ACTIVEBETA® INDICES, LICENSES CERTAIN TRADEMARKS AND TRADE NAMES TO THE FUNDS. GOLDMAN SACHS HAS NO OBLIGATION TO TAKE THE NEEDS OF THE FUNDS OR THE SHAREHOLDERS OF THE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE ACTIVEBETA® INDICES. GOLDMAN SACHS OR ANY OF ITS AFFILIATES MAY HOLD LONG OR SHORT POSITIONS IN SECURITIES HELD BY A FUND OR IN RELATED DERIVATIVES.
GOLDMAN SACHS DOES NOT GUARANTEE THE ADEQUACY, TIMELINESS, ACCURACY AND/OR THE COMPLETENESS OF THE ACTIVEBETA® INDICES OR ANY DATA RELATED THERETO. GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN OR IN THE CALCULATION THEREOF. GOLDMAN SACHS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKS, THE ACTIVEBETA® INDICES OR ANY DATA INCLUDED THEREIN AS TO THE RESULTS TO BE OBTAINED BY A FUND, THE SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM USE OF THE ACTIVEBETA® INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.
OTHER INVESTMENT PRACTICES AND SECURITIES
Although each Fund’s principal investment strategies are described in the Fund’s Summary—Principal Investment Strategies and Investment Management Approach - Principal Investment Strategies sections of the Prospectus, each Fund may also invest up to 20% of its assets in securities and other instruments not included in its Index but which the Investment Adviser believes are correlated to its Index, as well as in, among other instruments, futures (including index futures), swaps, other derivatives, investment companies (including ETFs), preferred stocks, warrants and rights, cash and cash equivalents and money market instruments. In addition, the following tables identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objective. The Funds may be subject to additional limitations on its investments not shown here. Numbers in these tables show allowable usage only; for actual usage, consult the Funds’ Form N-CSR dated August 31, 2024. For more information about these and other investment practices and securities, see Appendix A. On each business day, before commencement of trading in Fund Shares on Cboe or NYSE Arca, each Fund will disclose on its website (am.gs.com) the identities and quantities of

Investment Management Approach
the portfolio securities and other assets held by the Fund that will form the basis for the Fund’s calculation of NAV at the end of the business day. In addition, a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”).
10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
•  No specific percentage limitation on usage; limited only by the objective and strategies of the Fund.
A Fund may only invest up to 20% of its assets in securities and other instruments not included in its underlying index.
	ActiveBeta® Emerging Markets ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® U.S. Large Cap ETF	ActiveBeta® U.S. Small Cap ETF	ActiveBeta® World Low Vol Plus Equity ETF
Investment Practices
Borrowings	33 1∕3	33 1∕3	33 1∕3	33 1∕3	33 1∕3	33 1∕3	33 1∕3
Derivatives, including Futures, Options and Swaps	•	•	•	•	•	•	•
Foreign Currency Transactions (including Forward Contracts)	•	•	•	•
Illiquid Investments*	15	15	15	15	15	15	15
Investment Company Securities (including ETFs)**	10	10	10	10	10	10	10
Preferred Stock, Warrants and Stock Purchase Rights	•	•	•	•	•	•	•
Repurchase Agreements	•	•	•	•	•	•	•
Securities Lending	33 1∕3	33 1∕3	33 1∕3	33 1∕3	33 1∕3	33 1∕3	33 1∕3
*
Illiquid investments are any investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
**
This percentage limitation does not apply to a Fund’s investments in other investment companies where a higher percentage limitation is permitted under the Investment Company Act or rules, regulations or exemptive relief thereunder.

• No specific percentage limitation on usage; limited only by the objective and strategies of the Fund	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF	ActiveBeta® World Low Vol Plus Equity ETF
Investment Securities
Emerging Country Securities	•
Equity Investments	•	•	•	•	•	•	•
Foreign Securities	•	•	•	•			•

Risks of the Funds
Loss of money is a risk of investing in the Fund (which, for the remainder of this Prospectus, refers to one or more of the Funds offered in this Prospectus). An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency. The principal risks of the Fund are discussed in the Summary sections of the Prospectus. The following section provides additional information on the risks that apply to the Fund, which may result in a loss of your investment. The risks applicable to the Fund are presented below in alphabetical order, and not in the order of importance or potential exposure. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.
✓ Principal Risk • Additional Risk	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF	ActiveBeta® World Low Vol Plus Equity ETF
Absence of Active Market Risk	•	•	•	•	•	•	•
Asian Investment Risk	•		•	•			•
Authorized Participant Concentration Risk	•	•	•	•	•	•	•
Calculation Methodology Risk	✓	✓	✓	✓	✓	✓	✓
Cash Transactions Risk	✓
Cybersecurity Risk	•	•	•	•	•	•	•
Depositary Receipts Risk	✓	✓	✓	✓			✓
Derivatives Risk	•	•	•	•	•	•	•
Emerging Countries Risk	✓
European Investment Risk		✓	✓				•
Expenses Risk	✓	•	•	•	•	•	•
Foreign Risk	✓	✓	✓	✓			✓
Foreign Custody Risk	•	•	•	•			•
Geographic Risk	✓	✓	✓	✓			✓
Greater China Risk	✓
Index Risk	✓	✓	✓	✓	✓	✓	✓
Industry Concentration Risk	✓	✓	✓	✓	✓	✓	✓
Investment Style Risk	✓	✓	✓	✓	✓	✓	✓
Japan Risk				✓
Large Shareholder Risk	✓	✓	✓	✓	✓	✓	✓
Liquidity Risk	•	•	•	•	•	•	•
Low Volatility Risk							✓
Market Risk	✓	✓	✓	✓	✓	✓	✓
Market Trading Risk	✓	✓	✓	✓	✓	✓	✓
Mid-Cap and Small-Cap Risk	✓	✓	✓	✓		✓	✓
Secondary Listing Risk	•	•	•	•	•	•	•
Stock Risk	✓	✓	✓	✓	✓	✓	✓
Tracking Error Risk	✓	✓	✓	✓	✓	✓	✓
Trading Issues Risk	•	•	•	•	•	•	•
Valuation Risk	✓	✓	✓	✓	✓	✓	✓
◼
Absence of Active Market Risk—There can be no assurance that active trading markets for the Shares will develop or be maintained by market makers or authorized participants, and there are no obligations of market makers to make a market in the Fund’s Shares or of authorized participants to submit purchase or redemption orders for Creation Units. ALPS Distributors, Inc., the distributor of the Shares (the “Distributor”), does not maintain a secondary market in the Shares.
Although market makers will generally take advantage of differences between the NAV and the trading price of Fund Shares through arbitrage opportunities, there is no guarantee that they will do so. Decisions by market makers or authorized participants to reduce their role or “step away” from market making or creation/redemption activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intraday bid/ask spreads for Shares. Market makers and authorized participants may be less willing to create or redeem Fund Shares if there is a lack of an active market for the Shares or its underlying investments, which may also contribute to the Fund’s Shares trading at a premium or discount to NAV.

Risks of the Funds
◼
Asian Investment Risk—Investing in certain Asian issuers may involve a higher degree of risk and special considerations not typically associated with investing in issuers from more established economies or securities markets. Many Asian countries can be characterized as either developing or newly industrialized economies and tend to experience more volatile economic cycles than developed countries. Some countries in the region have in the past experienced currency devaluations that resulted in high interest rate levels, sharp reductions in economic activity and significant drops in securities prices. Some countries in the region have in the past imposed restrictions on converting local currency which prevented foreign firms from selling assets and repatriating funds. Many countries in the region have historically encountered political uncertainty, corruption, military intervention, social unrest and regional armed conflict. Examples include territorial disputes with China, ethnic and sectarian violence in Indonesia and India, armed conflict between India and Pakistan and between North Korea and South Korea, and insurgencies in the Philippines.
◼
Authorized Participant Concentration Risk—Only an authorized participant may engage in creation or redemption transactions directly with the Fund, and the Fund may have a limited number of financial institutions that act as authorized participants. None of those authorized participants is obligated to engage in creation and/or redemption transactions. To the extent that those authorized participants exit the business or are unable to or choose not to process creation and/or redemption orders, and no other authorized participant is able to step forward to create and redeem Shares, there may be a significantly diminished trading market for Shares. As a result, Shares may trade at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. Authorized Participant concentration risk may be heightened to the extent the Fund invests in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.
◼
Calculation Methodology Risk—The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider , the Calculation Agent nor the Investment Adviser  can offer assurances that an Index’s calculation methodology or sources of information will provide  an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
◼
Cash Transactions Risk—Unlike certain ETFs, the Goldman Sachs ActiveBeta® Emerging Markets Equity ETF effects its  redemptions partially for cash, rather than primarily for in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. Because the Fund currently intends to effect all or a portion of redemptions, as applicable, for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which involves transaction costs. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF.
◼
Cybersecurity Risk—The Fund may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among others, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data. Cyber-attacks have the ability to cause significant disruptions and impact business operations; to result in financial losses; to prevent shareholders from transacting business; to interfere with the Fund’s calculation of NAV; and to lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Cyber-attacks affecting the Fund or its Investment Adviser, custodian, Transfer Agent, or other third-party service providers may adversely impact the Fund and its shareholders.
◼
Depositary Receipts Risk—Foreign securities may trade in the form of Depositary Receipts. To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. The Fund will not invest in any Depositary Receipts that the Investment Adviser deems to be illiquid or for which pricing information is not readily available.The issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance.
◼
Derivatives Risk—The Fund’s use  of  derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in losses, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill, or lacks the capacity or authority to fulfill, its contractual obligations, liquidity risk, which includes the risk that the Fund will not be able to close its derivatives position when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions.
The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of derivatives will achieve their intended result. If the Investment Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, the use of derivatives could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of the derivatives or other instruments used by the Investment Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class. In addition, the Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders.
The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation or legality or enforceability of a contract.
Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with over-the-counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses.
◼
Emerging Countries Risk—Investments in securities of issuers located in, or otherwise economically tied to, emerging countries are subject to the risks associated with investments in foreign securities. The  securities markets of most emerging countries are less liquid, developed and efficient, are subject to greater price volatility, and have smaller market capitalizations. In addition, emerging markets and frontier countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. As a result, there could be less information available about issuers in emerging and frontier market countries, which could negatively affect the Investment Adviser’s ability to evaluate local companies or their potential impact on the Fund’s performance. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in  share registration, settlement or custody, substantial economic, political and social disruptions and the imposition of sanctions or exchange controls (including repatriation restrictions). The legal remedies for investors in emerging and frontier markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. These risks are not normally associated with investments in more developed countries.  These risks may be greater for frontier markets. For more information about these risks, see Appendix A.
◼
European Investment Risk—Adverse regulatory, economic and political events in Europe may cause the Fund’s investments to decline in value. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the European Union (“EU”) that are subject to economic and monetary controls that can adversely affect the Fund’s investments. The European financial markets have experienced volatility and adverse trends in recent years and these events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. On January 31, 2020, the United Kingdom (“UK”) withdrew from the EU (commonly known as “Brexit”), which has resulted in ongoing market volatility and caused additional market disruption on a global basis. The UK and the EU signed the EU-UK Trade and Cooperation Agreement (“TCA”), which is an agreement on the terms governing certain aspects of the EU’s and UK’s relationship post Brexit. However, under the TCA, many aspects of the UK-EU relationship remain subject to further negotiation. Although the full effects of Brexit are unknown at this time, Brexit may continue to result in fluctuations of exchange rates, increased illiquidity, inflation, and changes in legal and regulatory regimes to which certain of the Fund’s assets are subject. These and other effects of Brexit could negatively impact the value of the Fund’s investments.
◼
Expenses Risk—By investing in pooled investment vehicles  (including ETFs) indirectly through the Fund, the investor will incur not only a proportionate share of the expenses of the other pooled investment vehicles held by the Fund (including operating costs and investment management fees), but also expenses of the Fund.
◼
Foreign Risk—When the Fund invests in foreign securities, it may be subject to risk of loss not typically associated with U.S. issuers. Loss may result because of more or less foreign government regulation; less public information; less stringent investor

Risks of the Funds
protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; less liquid, developed or efficient trading markets; greater volatility; and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from, among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of sanctions, exchange controls (including repatriation restrictions), foreign taxes, confiscation of assets and property, trade restrictions (including tariffs), expropriations and other government restrictions by the United States and other governments, higher transaction costs, difficulty enforcing contractual obligations or from problems in share registration, settlement or custody. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. The Fund or the Investment Adviser may determine not to invest in, or may limit its overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding repatriation restrictions, confiscation of assets and property, expropriation or nationalization. Such actions may increase the Fund’s tracking error relative to its Index. Geopolitical developments in certain countries in which the Fund may invest have caused, or may in the future cause, significant volatility in financial markets. For example, Brexit will likely result in increased market volatility and cause additional market disruption on a global basis. The UK and the EU signed the TCA, which is an agreement on the terms governing certain aspects of the EU's and UK's relationship post Brexit. However, under the TCA, many aspects of the EU-UK relationship remain subject to further negotiation. Although the full effects of Brexit are unknown at this time, Brexit may continue to result in fluctuations of exchange rates, increased illiquidity, inflation, and changes in legal and regulatory regimes to which certain of the Fund’s assets are subject. These and other geopolitical developments, including ongoing regional armed conflict in Europe, could negatively impact the value of the Fund’s investments.
The Fund's investments in foreign securities may also be subject to foreign currency risk, as described above, the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund may have exposure to foreign currencies) to decline in value.  Currency exchange rates may fluctuate significantly over short periods of time.  Foreign risks will normally be greatest when the Fund invests in securities of issuers located in emerging countries.
◼
Foreign Custody Risk—The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging countries are very often under-developed and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.
◼
Geographic Risk—If  the Fund focuses its investments in securities of issuers located in a particular country or geographic region, it will subject the Fund, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.
◼
Greater China Risk—Investing in Greater China involves a higher degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Fund’s investment exposure to Greater China may subject the Fund, to a greater extent than if investments were made in developed countries, to the risks of adverse securities markets, exchange rates and social, political, regulatory, economic or environmental events and natural disasters which may occur in the China region. The economy, industries, and securities and currency markets of Greater China are particularly vulnerable to the region’s dependence on exports and international trade, increasing competition from Asia’s other low-cost emerging economies and territorial and other disputes with other countries. The imposition of tariffs or other trade barriers by the U.S. or foreign governments on exports from Mainland China may also have an adverse impact on Chinese issuers. There is also the risk that the U.S. government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as the Fund) from investing in certain Chinese issuers, which may negatively affect the liquidity and price of their securities and cause the government of the People’s Republic of China (“PRC”) to take retaliatory measures. In addition, currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries have had, and may continue to have, negative effects on the economies and securities markets of Greater China.
The universe of share issues currently available to foreign investors in Mainland China may be limited as compared with the universe of equity securities available in other markets. The government of the PRC exercises significant control over the economy in Mainland China, and may at any time alter or discontinue economic reforms. The willingness and ability of the Chinese government to support freer markets is uncertain. Investments in Greater China are subject to the risk of confiscatory taxation, nationalization or expropriation of assets, potentially frequent changes in the law, intervention by the PRC in contractual arrangements, and imperfect information because companies in the China region may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Fund may gain exposure to certain companies in the PRC that may otherwise be restricted to Chinese investors through legal structures known as variable interest entities (“VIEs”), which are shell companies set up in offshore jurisdictions and listed on exchanges outside of Mainland China. VIEs provide exposure to Chinese companies through contractual arrangements instead of direct equity ownership. VIEs have not been approved or endorsed by Chinese regulators. Investing through a VIE does not offer the same level of investor protection as direct ownership and is subject to certain risks, including breach of the contractual arrangements, difficulty in enforcing the contractual arrangements outside of the U.S., and intervention by the Chinese government to limit the enforceability of the contractual arrangements. These risks could significantly affect or permanently eliminate a VIE’s market value, which in turn could impact the Fund’s performance. Investments in Greater China are subject to the risk of confiscatory taxation, nationalization or expropriation of assets, potentially frequent changes in the law, and imperfect information because companies in the China region may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Taiwan and Hong Kong do not exercise the same level of control over their economies as does the PRC with respect to Mainland China, but changes to their political and economic relationships with the PRC could adversely impact a Fund’s investments in Taiwan and Hong Kong.
◼
Index Risk—The Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from an Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Neither the Fund, the Investment Adviser nor the Index Provider guarantee the accuracy, availability or timeliness of the production of the Index. The Index Provider may utilize third party data in constructing each Index, but it does not guarantee the quality, accuracy or availability of such third party data. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may negatively or positively impact the applicable  Fund and its shareholders.  For example, during a period where an Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents.  Unusual market conditions may also cause the Index Provider to modify, postpone or cancel a scheduled rebalance, which could cause the Index to vary from its normal or expected composition. The modification, postponement, or cancellation of a scheduled rebalance could mean that Index constituents that would otherwise be removed at a rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons in accordance with the Index's methodology may remain in the Index and the Fund, causing the performance and constituents of the Index and the Fund to vary from those expected under normal conditions.
Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Index in order, for example, to correct an error in the selection of index constituents. When an Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and its Index, any transaction costs and market exposure arising from such portfolio rebalancing may be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Index may increase the costs to and the tracking error risk of the Fund. In addition, any gains from errors by the Index Provider will be kept by the Fund and its shareholders and any losses or costs resulting from errors by the Index Provider will be borne by the Fund and its shareholders.
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Industry Concentration Risk—In following its methodology, an Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or group of industries. To the extent that an Index concentrates in the securities of issuers in a particular industry or group of industries, the Fund also will concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the applicable Fund may face more risks than if it were diversified broadly over numerous industries or groups of industries. If an Index is not concentrated in a particular industry or group of industries, the applicable Fund will not concentrate in a particular industry or group of industries.

Risks of the Funds
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Investment Style Risk—Each Index is intended to provide exposure to certain equity markets, and as a result an Index may be more volatile than a more broadly based conventional index. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.
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Japan Risk—The Japanese economy is heavily dependent upon international trade and may be subject to considerable degrees of economic, political and social instability, which could negatively affect the Fund. The Japanese yen has fluctuated widely during recent periods and may be affected by currency volatility elsewhere in Asia, especially Southeast Asia. In addition, the yen has had a history of unpredictable and volatile movements against the U.S. dollar. The performance of the global economy could have a major impact upon equity returns in Japan. Since the mid-2000s, Japan’s economic growth has remained relatively low. A recent economic recession was likely compounded by an unstable financial sector, low domestic consumption, and certain corporate structural weaknesses, which remain some of the major issues facing the Japanese economy. Japan has also experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity, which could negatively affect the Fund.
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Large Shareholder Risk—Certain large shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders, which may occur rapidly or unexpectedly, may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an authorized participant, rather than executed in the secondary market. To the extent effected in cash, these redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Such cash redemptions may also accelerate the realization of taxable income to shareholders, which could make investments in Shares less tax-efficient than an investment in an ETF that is able to effect redemptions in-kind. Similarly, large Fund share purchases through an authorized participant may adversely affect the performance of the Fund to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. To the extent these large shareholders transact in Shares on the secondary market, such transactions may account for a large percentage of the trading volume on Cboe or NYSE Arca and may, therefore, have a material upward or downward effect on the market price of the Shares.
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Liquidity Risk—The Fund may invest in securities or instruments that trade in lower volumes, that are less liquid than other investments and/or that may become illiquid or less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value.
Illiquidity can be caused by a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale. To the extent the Fund engages in cash redemptions, then liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, a redemption request by a large shareholder (such as a seed investor) or other reasons. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests.
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Low Volatility Risk—ActiveBeta® World Low Vol Plus Equity ETF relies on the Index Provider for the identification of equity securities with low volatility in their share prices and its performance may suffer if such securities are not correctly identified or if a portfolio comprised of such securities exhibits more volatility than intended. The value of securities in the Fund’s portfolio are subject to fluctuations due to factors affecting individual securities, particular industries or group of industries, or the markets generally. There can be no guarantee that the prices of such securities will be less volatile than the market as a whole, and could be more volatile. In additional, low volatility equity securities are likely to underperform the broader market during periods of rapidly rising equity prices.
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Market Risk—The value of the securities in which the Fund  invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. The Fund's investments may be over-weighted from time to time in one or more sectors  or countries, which will increase The Fund's exposure to risk of loss from adverse developments affecting those sectors  or countries.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. The Funds could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.
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Market Trading Risk—The NAV of the Fund and the value of your investment may fluctuate. Market prices of Shares may fluctuate, in some cases significantly, in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund's Index trading individually or in the aggregate at any point in time. While the creation/redemption feature is designed to make it more likely that the Fund’s Shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances, perception of unreliability of disclosed NAV, and other factors. Any of these factors, among others, may result in Shares trading at a significant premium or discount to NAV, which will be reflected in the intraday bid/ask spreads and/or the closing price of Shares as compared to NAV.  In addition, because liquidity in certain underlying securities may fluctuate, Shares of a Fund may trade at a larger premium or discount to NAV than Shares of other kinds of ETFs. Additionally, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling Shares of the Fund.
An investor that buys or sells Shares through a broker will likely incur a brokerage commission or other charge imposed by the broker. In addition, the market price of Shares, like other exchange-traded securities, includes a “bid-ask spread” (the difference between the price at which investors are willing to buy Shares and the price at which investors are willing to sell Shares). The bid-ask spread will vary over time based on the Fund’s trading volume and market liquidity and may increase as a result of a decrease in the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity. The bid-ask spread may increase significantly in times of market disruption, meaning that Shares may trade at a discount to the Fund’s NAV and that discount is likely to be greatest during significant market volatility.  During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares.
Shares of the Fund, like other publicly-traded securities, may be sold short. Shares are therefore subject to the risk of price decreases and increased volatility associated with being sold short.
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Mid-Cap and Small-Cap Risk—The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks become.
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Secondary Listing Risk—The Fund’s Shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s Shares will continue to trade on any such stock exchange or in any market or that the Fund’s Shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s Shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund Shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient. Shares of the Fund may trade in the secondary market outside of the trading hours of the Fund’s primary exchange. At such times, Shares may trade with more significant premiums or discounts than might be experienced otherwise.
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Stock Risk—Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Stock prices may fluctuate from time to time in response to the activities of individual companies and in response to general market and economic conditions. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the stock prices of such companies may suffer a decline in response.

Risks of the Funds
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Tracking Error Risk—Tracking error is the divergence of the Fund’s performance from that of its Index. The performance of the Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments.The frequency at which each Index is rebalanced may result in higher trading costs for the Fund and, as a result, greater tracking error. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. To the extent that the Fund calculates its NAV based on fair value prices and the value of its Index is based on securities’ closing prices (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected. The Fund may be required to deviate its investments from the securities and relative weightings of its Index to comply with the Investment Company Act, to meet the issuer diversification requirements of the Code applicable to regulated investment companies, or as a result of local  market restrictions or other legal reasons. The Fund’s investments may vary from the securities of its Index due to the Fund’s inability to invest in certain securities as a result of legal and compliance restrictions applicable to the Fund and/or the Investment Adviser and regulatory limits or other restrictions on securities that may be purchased by the Investment Adviser and its affiliates. For tax efficiency purposes, the Fund may sell certain securities to realize losses, which will result in a deviation from its Index.
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Trading Issues Risk—Trading in Shares on Cboe or NYSE Arca may be halted due to market conditions or for reasons that, in the view of Cboe or NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on Cboe or NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to Cboe's or NYSE Arca's “circuit breaker” rules. If a trading halt or unanticipated closing of the exchange occurs, a shareholder may be unable to purchase or sell Shares. There can be no assurance that the requirements of Cboe or NYSE Arca necessary to maintain the listing of the Fund, including the required number of shareholders, will continue to be met or will remain unchanged, which may cause the Fund to be delisted from Cboe or NYSE Arca. If the Fund were delisted from Cboe or NYSE Arca, the value of the Fund may decline and performance may be negatively impacted. Any resulting liquidation of the Fund may cause the Fund to incur elevated transaction costs and result in negative tax consequences for its shareholders.
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Valuation Risk—The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Fund's Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of foreign securities or assets in the Fund’s portfolio may change on days when investors will not be able to purchase or sell the Fund’s Shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise. NAV calculation may also be impacted by operational risks arising from factors such as failures in systems and technology.
More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Tax Advantaged Product Structure
Unlike many conventional mutual funds which are only bought and sold at closing NAVs, the Shares of the Fund, like Shares of certain other ETFs, have been designed to be redeemed principally in-kind (except Goldman Sachs ActiveBeta® Emerging Markets Equity ETF, whose Shares are created and redeemed partially for cash) in Creation Units at each day’s market close. These in-kind arrangements are designed to mitigate adverse effects on the Fund’s portfolio that could arise from frequent cash redemption transactions that affect the NAV of the Fund. Moreover, in contrast to conventional mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of the Fund, as applicable, to the extent used, generally is not expected to lead to a tax event for shareholders whose Shares are not being redeemed. There is no guarantee that these tax advantages will be realized or will materially reduce the amount of taxable capital gains distributed by the Fund to shareholders.

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. (“GSAM”) 200 West Street New York, NY 10282
ActiveBeta® Emerging Markets Equity ETF
ActiveBeta® Europe Equity ETF
ActiveBeta® International Equity ETF
ActiveBeta® Japan Equity ETF
ActiveBeta® U.S. Large Cap Equity ETF
ActiveBeta® U.S. Small Cap Equity ETF
ActiveBeta® World Low Vol Plus Equity ETF

GSAM has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”). Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of September 30, 2024, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $2.79 trillion.
The Investment Adviser is responsible for the day-to-day management of the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, futures commission merchants (“FCMs”) or other counterparties, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates with respect to managing certain portfolio securities. In addition, the Investment Adviser has access to proprietary tools developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.
The Investment Adviser also performs the following additional services for the Fund, to the extent such services are not required to be performed by others pursuant to the fund administration and accounting agreement, the custodian agreement, the transfer agency agreement, distribution agreement or such other agreements with service providers to the Fund that the Board has approved:
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Supervises non-advisory operations of the Fund, including oversight of vendors hired by the Fund, oversight of Fund liquidity and risk management, oversight of regulatory inquiries and requests with respect to the Fund made to the Investment Adviser, valuation and accounting oversight and oversight of ongoing compliance with federal and state securities laws, tax regulations, and other applicable law
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Provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund
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Arranges for (with respect to the ActiveBeta® Emerging Markets Equity ETF, at the Fund’s expense): (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities
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Maintains the records of the Fund
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Provides office space and necessary office equipment and services for the Investment Adviser
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Markets the Fund
An investment in the Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
GSAM may manage other funds, accounts, additional pooled vehicles and/or separate accounts that have similar investment strategies to those of the Fund. These funds, pooled vehicles or accounts may perform differently than the Fund despite their similar strategies. Because the pooled vehicles may not be registered under the Investment Company Act, they are subject to fewer regulatory restraints than the Fund (e.g., fewer trading constraints) and may employ strategies that are not subject to the same constraints as the Fund.

GSAM and/or its affiliates expect to make payments to one or more investors that contribute seed capital to the Fund. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached. Those payments will be made from the assets of GSAM and/or such affiliates (and not the Fund). Seed investors may contribute all or a majority of the assets in the ActiveBeta® Emerging Markets Equity ETF. There is a risk that such seed investors may redeem their investments in the Fund. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the Fund.
From time to time, Goldman Sachs or any of its affiliates may purchase and hold Shares of the Fund. Goldman Sachs and its affiliates reserve the right to redeem or sell at any time some or all of the Shares acquired for their own accounts.
MANAGEMENT FEE AND OTHER EXPENSES
Pursuant to the Fund’s Management Agreement, as compensation for its services to the Fund, the Investment Adviser is entitled to a management fee, computed daily and payable monthly, at an annual rate listed below (as a percentage of the Fund’s average daily net assets). Under the Management Agreement for each Fund except the ActiveBeta® Emerging Markets Equity ETF, the Investment Adviser is responsible for substantially all the expenses of the Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses.
Fund	Fee as a Percentage of Average Daily Net Assets
ActiveBeta® Emerging Markets Equity ETF	0.40%
ActiveBeta® Europe Equity ETF	0.25%
ActiveBeta® International Equity ETF	0.25%
ActiveBeta® Japan Equity ETF	0.25%
ActiveBeta® U.S. Large Cap Equity ETF	0.09%
ActiveBeta® U.S. Small Cap Equity ETF	0.20%
ActiveBeta® World Low Vol Plus Equity ETF	0.25%
For the fiscal year ended August 31, 2024, the effective net unitary management fee rates (as a percentage of the Fund’s average daily net assets) were 0.25% for the ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF, ActiveBeta® Japan Equity ETF and ActiveBeta® World Low Vol Plus Equity ETF; 0.09% for the ActiveBeta® U.S. Large Cap Equity ETF; and 0.20% for the ActiveBeta® U.S. Small Cap Equity ETF. For the fiscal year ended August 31, 2024, the effective net management fee rate for the ActiveBeta® Emerging Markets Equity ETF was 0.40% of the Fund’s average daily net assets.
The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.05% of the average daily net assets for the ActiveBeta® Emerging Markets Equity ETF. This arrangement will remain in effect permanently. The Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The ActiveBeta® Emerging Markets Equity ETF’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.
The Investment Adviser may waive a portion of its management fee, including fees earned as the Investment Adviser to any of the affiliated funds in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in affiliated funds, from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements that may be in place.
A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds in 2024 is available in the Funds' Form N-CSR dated August 31, 2024.

Service Providers
FUND MANAGERS
The individuals jointly and primarily responsible for the day-to-day management of the Fund are listed below. The Fund’s portfolio managers' individual responsibilities may differ and may include, among other things, oversight and maintenance of allocations to index securities, selecting the composition of creation and redemption baskets, general oversight of the implementation processes and management of the Fund’s portfolio.
Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Raj Garigipati Managing Director
Portfolio Manager—
ActiveBeta® Emerging Markets
Equity ETF
ActiveBeta® Europe Equity ETF
ActiveBeta® International
Equity ETF
ActiveBeta® Japan Equity ETF
ActiveBeta® U.S. Large Cap
Equity ETF
ActiveBeta® U.S. Small Cap
Equity ETF
ActiveBeta® World Low Vol
Plus Equity ETF
Since 2015 2016 2015 2016 2015 2017 2022
Mr. Garigipati joined the ETF Portfolio Management team in 2015.
He is the global head of the ETF Portfolio Management team within the Quantitative Equity Solutions team, a role he has held since
2016.

Gauri Sekaria Vice President
Portfolio Manager—
ActiveBeta® Emerging Markets
Equity ETF
ActiveBeta® Europe Equity ETF
ActiveBeta® International
Equity ETF
ActiveBeta® Japan Equity ETF
ActiveBeta® U.S. Large Cap
Equity ETF
ActiveBeta® U.S. Small Cap
Equity ETF
ActiveBeta® World Low Vol
Plus Equity ETF
Since 2024
Ms. Sekaria rejoined the Investment Adviser in 2019. She is a member of the ETF Portfolio Management team within the
Quantitative Equity Solutions team. Ms. Sekaria originally joined the
Investment Adviser in 2005.

For information about portfolio manager compensation, other accounts managed by a portfolio manager and portfolio manager ownership of securities in the Fund, see the SAI.
DISTRIBUTOR
ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203, serves as the exclusive distributor of Creation Units of Shares of the Fund pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of the Fund. Shares of the Fund are offered and sold on a continuous basis by the Distributor, acting as agent. The Distributor does not maintain a secondary market in the Fund’s Shares.
TRANSFER AGENT, CUSTODIAN AND PROVIDER OF ADMINISTRATIVE SERVICES
The Bank of New York Mellon (“BNYM”), 240 Greenwich Street, New York, New York 10286, serves as the Trust’s transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, BNYM has undertaken with the Trust to provide the following services with respect to the Fund: (i) perform and facilitate the performance of purchases and redemptions of Creation Units, (ii) prepare and transmit by means of Depository Trust Company’s (“DTC”) book-entry system payments for dividends and distributions on or with respect to the Shares declared by the Trust on behalf of the Fund, as applicable, (iii) prepare and deliver reports, information and documents as specified in the transfer agency agreement, (iv) perform the customary services of a transfer agent and dividend disbursing agent, and (v) render certain other miscellaneous services as specified in the transfer agency agreement or as otherwise agreed upon.
BNYM is the custodian of the Trust’s portfolio securities and cash. The custodian of the Trust may change from time to time. BNYM also maintains the Trust’s accounting records. BNYM may appoint domestic and foreign sub-custodians and use depositories from time to time to hold securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

BNYM provides administrative services pursuant to a fund administration agreement with the Trust (the “Fund Administration and Accounting Agreement”) pursuant to which BNYM provides certain services, including, among others, (i) preparation of certain shareholder reports and communications; (ii) preparation of certain reports and filings with the SEC; (iii) certain NAV computation services; and (iv) such other services for the Trust as may be mutually agreed upon between the Trust and BNYM. For its services under the Fund Administration and Accounting Agreement, BNYM receives such fees based on a stated percentage of net assets as are agreed upon from time to time between the parties. In addition, BNYM is reimbursed for reasonable out-of-pocket expenses incurred in connection with the Fund Administration and Accounting Agreement. In addition, an affiliate of BNYM will also provide certain other services for the Trust, including, (i) providing foreign exchange transaction services and (ii) executing trades in connection with certain creation and redemption transactions effected partially in cash. For these services, the BNYM affiliate will receive compensation based on levels that are negotiated with the Trust and/or the Investment Adviser. BNYM also provides certain middle office services to GSAM pursuant to a service agreement.
ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS
The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to the Fund and will, under certain circumstances, limit the Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. As such, it acts as a broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies (including Fund portfolio companies) or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds) in which one or more accounts, including the Fund, invest. In those and other capacities, Goldman Sachs and its affiliates advise and deal with clients and third parties in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own accounts or for the accounts of their customers and have other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets in which the Fund directly and indirectly invests. Thus, it is expected that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. The Investment Adviser and its affiliates earn fees from this and other relationships with the Fund. Although management fees paid by the Fund to the Investment Adviser and certain other fees paid to the Investment Adviser’s affiliates are based on asset levels, the fees are not directly contingent on Fund performance, and the Investment Adviser and its affiliates will still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund or which are based on the same, or substantially similar, strategies that are used in the operation of the Index and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by the Investment Adviser or its affiliates take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Fund. In some cases, such adverse impacts may result from differences in the timing of transactions by Accounts relative to when the Fund execute transactions in the same securities. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates also provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by the Fund, including issuers whose securities are components of one or more indices, such as the Indexes, that are created and operated by Goldman Sachs, and will likely also perform or seek to

Service Providers
perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the section titled “Potential Conflicts of Interest” in the SAI.
Each of the Funds seeks to track the performance of an Index that has been created by Goldman Sachs through Goldman Sachs’ selection of the components of the Index and/or the development of strategies or methodologies designed to operate the Index. The operation of the Indexes, and the management of the Funds and Accounts by the Investment Adviser and Goldman Sachs, may give rise to potential conflicts of interest. Such conflicts of interest may arise with respect to the management of accounts that use the same proprietary strategies that are used in the operation of a Fund’s underlying index.
Goldman Sachs follows policies and procedures that are designed to address potential conflicts that may arise in connection with Goldman Sachs’s operation of the Indexes, the Funds and Accounts. These include policies and procedures include certain information barriers and other policies to address the sharing of information between different businesses within Goldman Sachs, including with respect to personnel responsible for maintaining the Indexes and those involved in decision-making for the Funds as well as procedures designed to ensure the equitable allocation of portfolio transactions and to prevent the misuse, of material non- public information by the Investment Adviser or associated person. In addition, such conflicts may be mitigated by existing protections under the Investment Company Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as the Funds’ policy to maintain full portfolio transparency.
The Fund will, from time to time, make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, in accordance with applicable law.
The Fund’s Board of Trustees may approve a securities lending program where an affiliate of the Investment Adviser is retained to serve as the securities lending agent for the Fund to the extent that the Fund engages in the securities lending program. For these services, the lending agent would receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities.

Distributions
A Fund pays distributions from its investment income and from net realized capital gains.
Distributions from net investment income, if any, are normally declared and paid quarterly for the Goldman Sachs ActiveBeta® International Equity ETF, Goldman Sachs ActiveBeta® U.S. Small Cap Equity, Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF and Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF, semi-annually for the Goldman Sachs ActiveBeta® Europe Equity ETF and Goldman Sachs ActiveBeta® Japan Equity ETF, and annually for the Goldman Sachs ActiveBeta® Emerging Markets Equity ETF, and distributions from net capital gains, if any, are normally declared and paid annually for each Fund. In addition, a Fund may occasionally make a distribution at a time when it is not normally made.
In addition to the net investment income dividends paid quarterly or semi-annually, as applicable, the Fund may also earn additional net investment income throughout the year. Any additional net investment income will be distributed annually as a declared event and paid to shareholders of record for such events.
From time to time a portion of the Fund’s distributions may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with generally accepted accounting principles (“GAAP”).
Dividends and other distributions on Shares of the Fund are distributed on a pro rata basis to beneficial owners of such Shares. Dividend payments are made through Depository Trust Company (“DTC”) Participants and Indirect Participants (each as described in the Book Entry section below) to beneficial owners then of record with proceeds received from the Fund.
No dividend reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry dividend reinvestment service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund purchased in the secondary market.

Shareholder Guide

Buying and Selling Shares
Shares of the Fund may be acquired or redeemed directly from the Fund at NAV only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of the Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section below) may engage in creation or redemption transactions directly with the Fund. Once created, Shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market price like Shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Fund Shares listing will continue or remain unchanged. The Trust does not impose any minimum investment for Shares of the Fund purchased on an exchange. Buying or selling the Fund’s Shares involves certain costs that apply to all securities transactions. When buying or selling Shares of the Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of Shares. The spread varies over time for Shares of the Fund based on its trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity.
The Fund’s primary listing exchange is NYSE Arca, except for the ActiveBeta® World Low Vol Plus Equity ETF, whose primary listing exchange is Cboe. NYSE Arca and Cboe are each open for trading Monday through Friday and is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
A “business day” with respect to the Fund is each day the New York Stock Exchange, Cboe or NYSE Arca, and the Trust are open and includes any day that the Fund is required to be open under Section 22(e) of the Investment Company Act. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a business day. On days when Cboe or NYSE Arca closes earlier than normal, the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. See the SAI for more information.
The Trust’s Board of Trustees has not adopted a policy of monitoring for frequent purchases and redemptions of Fund Shares (“frequent trading”) that appear to attempt to take advantage of potential arbitrage opportunities presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”). The Trust believes this is appropriate because ETFs, such as the Fund, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of Fund Shares remains at or close to NAV. Since the Fund issues and redeems Creation Units at NAV plus applicable transaction fees, and the Fund’s Shares may be purchased and sold on Cboe or NYSE Arca at prevailing market prices, the risks of frequent trading are limited.
Section 12(d)(1) of the Investment Company Act restricts investments by registered investment companies and companies relying on Sections 3(c)(1) or 3(c)(7) of the Investment Company Act in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions, including that such investment companies enter into an agreement with the Trust.
The Fund and the Distributor will have the sole right to accept orders to purchase Shares and reserve the right to reject any purchase order in whole or in part.
Payments to Broker-Dealers and Other Financial Intermediaries
GSAM and/or the Distributor (upon direction of the Fund) may make payments to broker-dealers, registered investment advisers or other financial intermediaries (each, a “Financial Intermediary”) related to activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Fund or for other activities, such as participation in marketing activities and presentations, educational training programs, the support or purchase of technology platforms/software and/or reporting systems. GSAM and/or the Distributor (upon direction of the Fund) may also make payments to Financial Intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to exchange-traded funds in general and/or for the provision of analytical or other data to GSAM or its affiliates relating to marketing of the Fund and/or sale of shares of the Fund and other Goldman Sachs Funds. In addition, GSAM and/or the Distributor may make payments to Financial Intermediaries that make Fund Shares available to their clients or for otherwise promoting the Fund, including through provision of consultative services to GSAM or its affiliates relating to marketing of the Fund and/or sale of Fund Shares. Such payments, which may be significant to the Financial Intermediary, are not made by the Fund. Rather, such payments are made by GSAM and/or the Distributor from their own resources, which may come directly or indirectly in part from management fees paid by the Fund. Payments of this type are sometimes referred to as marketing support or revenue-sharing payments. A Financial Intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the marketing support payments it is eligible to receive. Therefore, such payments to a Financial Intermediary create conflicts of interest between the Financial Intermediary and its customers and may cause the Financial Intermediary to recommend the Fund over another investment. More information regarding these payments is contained in the SAI. A shareholder should contact his or her Financial Intermediary’s salesperson or other investment professional for more information regarding any such payments the Financial Intermediary firm may receive from GSAM and/or the Distributor.
Net Asset Value
The Fund generally calculates its NAV as follows:
NAV =	(Value of Assets of the Fund) – (Liabilities of the Fund)
Number of Outstanding Shares of the Fund
The Fund’s NAV per share is generally calculated by the Fund’s provider of administrative services on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. The Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations provided by pricing sources. If accurate quotations are not readily available, if the Fund’s provider of administrative services is unable for other reasons to facilitate pricing of individual securities or calculate the Fund’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under valuation procedures approved by the Board of Trustees. Thus, such pricing may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale. Cases where there is no clear indication of the value of the Fund’s investments include, among others, situations where a security or other asset or liability does not have a price source or a price is unavailable.
Equity securities listed on an exchange are generally valued at the last available sale price on the exchange on which they are principally traded.
Fixed income securities are generally valued on the basis of prices (including evaluated prices) and quotations provided by pricing services or securities dealers. Pricing services may use matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities, to determine current value. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Investments in other open-end registered investment companies (if any), excluding investments in ETFs, are valued based on the NAV of those open-end registered investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs will generally be valued at the last sale price or official closing price on the exchange on which they are principally traded.
In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.
Fair valuation involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.
Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or sell Fund Shares on the secondary market or purchase or redeem Creation Units through the Fund.

Shareholder Guide
The Fund relies on various sources to calculate its NAV. The ability of the Fund’s provider of administrative services to calculate the NAV per share of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which the Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.
Book Entry
DTC serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes.
Creations and Redemptions
Prior to trading in the secondary market, Shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s Distributor.
A creation transaction, which is subject to acceptance by BNYM, as the Trust’s transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash in exchange for a specified number of Creation Units.
Similarly, Shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, Shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Please note the following with respect to the price at which transactions are processed:
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NAV per Share is generally calculated by the Fund's fund accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund Shares will generally not be priced on any day the New York Stock Exchange is closed.
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The Trust reserves the right to reprocess creation and redemption transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) Authorized Participants accordingly based on the official closing NAV, as adjusted.
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The Trust reserves the right to advance the time by which creation and redemption orders must be received for same business day credit, as otherwise permitted by the SEC.
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Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and Shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open the Fund for creation and redemption transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call the appropriate phone number located on the back cover of the Prospectus.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund’s instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC Participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) and the applicable transaction fees is included in the Fund’s SAI.

Taxation
As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.
Unless your investment is through an IRA or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions and the sale of your Fund shares.
DISTRIBUTIONS
The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund Shares or receive them in cash. For federal tax purposes, the Funds’ distributions attributable to net investment income and short-term capital gains are taxable to you as ordinary income while distributions of long-term capital gains are taxable to you as long-term capital gains, no matter how long you have owned your Fund Shares.
Under current provisions of the Code, the maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. Fund distributions to non-corporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholder must own their Fund Shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. The amount of the Fund’s distributions that would otherwise qualify for this favorable tax treatment will be reduced as a result of the Fund’s securities lending activities or high portfolio turnover rate.
A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of the Fund’s securities lending activities or high portfolio turnover rate. The character and tax status of all distributions will be available to shareholders after the close of each calendar year.
Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce the Fund’s NAV per share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
The Fund’s transactions in derivatives (such as futures contracts and swaps) will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you. The Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.
Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December.
The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, the Fund (other than the ActiveBeta® U.S. Large Cap ETF and the ActiveBeta® U.S. Small Cap ETF) may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would generally allow you either (i) to credit (subject to certain holding period and other limitations) that proportionate amount of taxes against your U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.
If you buy Shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

TAXES ON CREATIONS AND REDEMPTIONS OF CREATION UNITS
A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.
Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.
SALES OF FUND SHARES
Your sale of Fund Shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. When you sell your Shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the Shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds one year, except that any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the Shares. Additionally, any loss realized on a sale, exchange or redemption of Shares of the Fund may be disallowed under “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition (such as pursuant to a dividend reinvestment in Shares of the Fund). If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.
OTHER INFORMATION
You may be subject to backup withholding at a rate of 24% with respect to taxable distributions if you do not provide your correct taxpayer identification number, or certify that it is correct, or if you have been notified by the IRS that you are subject to backup withholding.
Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to estate tax with respect to their Fund Shares. However, withholding is generally not required on properly reported distributions to non-U.S. investors of long-term capital gains. Non-U.S. investors generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are reported by the Fund. It is expected that the Fund will generally report short-term gains, to the extent permitted, but the Fund does not intend to report any distributions attributable to interest income. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.
Withholding of U.S. tax (at a 30% rate) is required with respect to payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.
Reporting to you and the IRS is required annually on Form 1099-B not only with respect to the gross proceeds of Fund Shares you sell or redeem but also their cost basis. Shareholders should contact their intermediaries with respect to reporting of cost basis and available elections with respect to their accounts. You should carefully review the cost basis information provided by the applicable intermediary and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.

Index Provider
The Goldman Sachs ActiveBeta® Emerging Markets Equity Index, Goldman Sachs ActiveBeta® Europe Equity Index, Goldman Sachs ActiveBeta® International Equity Index, Goldman Sachs ActiveBeta® Japan Equity Index, Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index, Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index and Goldman Sachs ActiveBeta® World Low Vol Plus Equity Index were developed and are maintained by the Index Provider, an affiliate of the Funds, and calculated by the Calculation Agent. For each Index, the Index Provider determines the composition and relative weightings of the securities in each Index. For each Index, the Calculation Agent publishes information regarding the market value of each Index. The Funds may hire an affiliate of the Funds and/or the Investment Adviser to serve as calculation agent. The Index Provider and Calculation Agent determine the composition and relative weightings of the securities in each Index. The index provider for a Reference Index may delay or change a scheduled rebalancing or reconstitution of the Reference Index or the implementation of certain rules at its sole discretion. In such circumstances, the scheduled rebalancing or reconstitution of an Index may likewise be delayed or changed.

Other Information

PREMIUM/DISCOUNT INFORMATION
Information regarding how often Shares of the Fund traded on Cboe or NYSE Arca at a premium or discount during the most recently completed calendar year and the most recently completed calendar quarter(s) since that year (or the life of the Fund, if shorter) can be found at am.gs.com.
CONTINUOUS OFFERING
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.
For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on Cboe or NYSE Arca is satisfied by the fact that the prospectus is available at Cboe or NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
In addition, certain affiliates of the Fund and the Investment Adviser may purchase and resell Fund Shares pursuant to the Prospectus.
DISTRIBUTION AND SERVICE PLAN
The Board of Trustees of the Trust has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of the Fund and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.
No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks
The Funds are subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts (“REITs”), convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, other investment companies (including ETFs), warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in a Fund may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility. To the extent a Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the Prospectus.
To the extent a Fund invests in pooled investment vehicles (including investment companies and ETFs) and partnerships, that Fund will be affected by the investment policies, practices and performances of such entities in direct proportion to the amount of assets the Fund invests therein.
The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives, and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.
B. Other Portfolio Risks
Risks of Investing in Mid-Capitalization and Small-Capitalization Companies. Each Fund (except for ActiveBeta® U.S. Large Cap Equity ETF) may, to the extent consistent with its investment policies, invest in mid- and small-capitalization companies. Investments in mid- and small-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Mid- and small- capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Mid- and small-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Mid- and small-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in mid- and small-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.
Risks of Foreign Investments.  The Funds (except for ActiveBeta® U.S. Large Cap Equity ETF and ActiveBeta® U.S. Small Cap Equity ETF) will make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect a Fund’s foreign holdings or exposures. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance.
Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.
Certain foreign investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets.
Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.
Investments in foreign securities may take the form of sponsored and ADRs, GDRs, European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.
Foreign Custody Risk.  A Fund may hold foreign securities and cash with Foreign Custodians. Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover assets if a Foreign Custodian enters bankruptcy. Investments in emerging market countries may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.
Risks of Emerging Countries.  The ActiveBeta® Emerging Markets Equity ETF may invest in securities of issuers located in, or otherwise economically tied to, emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe, and Central

Appendix A
and South America. The Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, their affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.
Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of investment income, capital or the proceeds of securities sales from certain emerging countries is subject to restrictions such as the need for governmental consents, which may make it difficult for the Fund to invest in such emerging countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for such repatriation. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Fund may invest in such countries through other investment funds in such countries.
Emerging market countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. The degree of cooperation between issuers in emerging and frontier market countries with foreign and U.S. financial regulators may vary significantly. Accordingly, regulators may not have sufficient access to audit and oversee issuers, and there could be less information available about issuers in certain emerging market countries. As a result, the Investment Adviser’s ability to evaluate local companies or their potential impact on the Fund’s performance could be inhibited.
Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other countries.
The Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in issuers in such countries.
Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.
The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.
The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.
Risks Specific to Greater China.  Investments in Greater China are generally subject to a higher degree of risk than investments in the U.S. and other developed countries. The economies of Greater China—which includes Mainland China, Hong Kong and Taiwan—differ from the U.S. economy in terms of legal and regulatory controls, the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position, among other factors. Greater China is also subject to heightened risk of adverse environmental events and natural disasters, including earthquakes, droughts, and floods, and may demonstrate economic sensitivity to such events.
Mainland China.  Investments in Mainland China are subject to the risks associated with greater governmental control over the economy, political and legal uncertainties and currency fluctuations or blockage. In particular, the Chinese Communist Party exercises significant control over economic growth in Mainland China through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.
Because the local legal system is still developing, it may be more difficult to obtain or enforce judgments with respect to investments in Mainland China. Chinese companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about Chinese companies than about most U.S. companies. Government supervision and regulation of Chinese stock exchanges, currency markets, trading systems and brokers may be more or less rigorous than that present in the U.S. The procedures and rules governing transactions and custody in Mainland China also may involve delays in payment, delivery or recovery of money or investments. The imposition of tariffs or other trade barriers by the U.S. or other foreign governments on exports from Mainland China and any retaliatory measures taken by the Chinese government may also have an adverse impact on Chinese issuers and China’s economy as a whole.
Foreign investments in Mainland China are somewhat restricted. Securities listed on the Shanghai and Shenzhen Stock Exchanges are divided into two classes of shares: A shares and B Shares. Ownership of A Shares is restricted to Chinese investors, Qualified Foreign Institutional Investors (“QFIIs”) who have obtained a QFII license, and participants in the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”). B shares may be owned by Chinese and foreign investors. The Funds may obtain exposure to the A share market in the People’s Republic of China (“PRC”) by investing directly in A shares through participation in Stock Connect, by investing in participatory notes issued by banks, broker-dealers and other financial institutions, or through other structured or derivative instruments (including Variable Interest Entities (“VIEs”)) that are designed to replicate, or otherwise provide exposure to, the performance of A shares of Chinese companies. The Funds may also invest directly in B shares on the Shanghai and Shenzhen Stock Exchanges.
As a result of investing in the PRC, a Fund may be subject to withholding and various other taxes imposed by the PRC, including value added taxes and withholding taxes levied on cash dividends, distributions and interest payments from companies listed in the PRC to foreign investors, unless the withholding tax can be reduced by an applicable income tax treaty.
The tax law and regulations of the PRC are constantly changing, and they may be changed with retrospective effect to the advantage or disadvantage of shareholders. Any changes in the tax law and regulations of the PRC, future clarifications thereof, and/or subsequent retroactive enforcement by the PRC tax authorities may result in a loss which could be material to the Fund. There is a risk the PRC tax authorities may withdraw any tax exemptions that may be applicable to the Fund in the future and seek to collect taxes realized on the sale of investments without giving any prior notice. If any such tax exemptions are withdrawn, any taxes may be directly borne by or indirectly passed on to a Fund and may result in a substantial impact to its net asset value. As with any net asset value adjustment, shareholders may be advantaged or disadvantaged depending on when the shareholders purchased and/or sold their shares of a Fund. There will be no retrospective restatement of a Fund’s net asset value. The interpretation and applicability of the tax law and regulations by tax authorities may not be as consistent and transparent as those of more developed nations, and may vary from region to region. It should also be noted that any provision for taxation made by the Investment Adviser may be excessive or inadequate to meet final tax liabilities. Consequently, shareholders may be advantaged or disadvantaged depending upon the final tax liabilities, the level of provision and when they purchased and/or sold their shares of a Fund.
Hong Kong.  Hong Kong is a Special Administrative Region of the People’s Republic of China. Since Hong Kong reverted to Chinese sovereignty in 1997, it has been governed by the Basic Law, a “quasi-constitution.” The Basic Law guarantees a high degree of autonomy in certain matters, including economic matters, until 2047. Attempts by the government of the People’s Republic of China to exert greater control over Hong Kong’s economic, political or legal structures or its existing social policy, could negatively affect investor confidence in Hong Kong, which in turn could negatively affect markets and business performance.
In addition, the Hong Kong dollar trades within a fixed trading band rate to (or is “pegged” to) the U.S. dollar. This fixed exchange rate has contributed to the growth and stability of the economy, but could be discontinued. It is uncertain what effect any discontinuance of the currency peg and the establishment of an alternative exchange rate system would have on the Hong Kong economy.

Appendix A
Taiwan. The prospect of political reunification of the People’s Republic of China and Taiwan has engendered hostility between the two regions’ governments. This situation poses a significant threat to Taiwan’s economy, as heightened conflict could potentially lead to distortions in Taiwan’s capital accounts and have an adverse impact on the value of investments throughout Greater China.
Investing through Stock Connect.  The Funds may invest in eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai and Shenzhen Stock Exchanges through Stock Connect. Stock Connect is a mutual market access program that allows Chinese investors to trade Stock Connect Securities listed on the Hong Kong Stock Exchange via Chinese brokers and non-Chinese investors (such as the Funds) to purchase China A Shares via brokers in Hong Kong. Although Stock Connect allows non-Chinese investors to trade Chinese equities without obtaining a special license (in contrast to earlier direct investment programs), purchases of securities through Stock Connect are subject to market-wide trading volume and market cap quota limitations, which may prevent a Fund from purchasing Stock Connect Securities when it is otherwise desirable to do so.
The eligibility of China A Shares to be accessed through Stock Connect is subject to change by Chinese regulators. Only certain securities are accessible through Stock Connect and such eligibility may be revoked at any time, resulting in a Fund’s inability to add to (but not subtract from) any existing positions in Stock Connect Securities. There can be no assurance that further regulations will not affect the availability of securities in the program or impose other limitations.
Because Stock Connect is relatively new, its effects on the market for trading China A Shares are uncertain. In addition, the trading, settlement and information technology systems used to operate Stock Connect are relatively new and are continuing to evolve. In the event that these systems do not function properly, trading through Stock Connect could be disrupted.
Stock Connect is subject to regulation by both Hong Kong and Mainland China. Regulators in both jurisdictions may suspend or terminate Stock Connect trading in certain circumstances. In addition, Chinese regulators have previously suspended trading in Chinese issuers (or permitted such issuers to suspend trading) during market disruptions and may do so again in the event of future disruptions and/or various company-specific events. Such suspensions may be widespread and may adversely affect a Fund’s ability to trade Stock Connect Securities during periods of heightened market volatility. There can be no assurance that any such suspensions or terminations will not be exercised against certain market participants.
Stock Connect transactions are not subject to the investor protection programs of the Hong Kong, Shanghai or Shenzhen Stock Exchanges, though established Hong Kong law may provide other remedies as to any default by a Hong Kong broker. In China, Stock Connect Securities are held on behalf of ultimate investors (such as a Fund) by the Hong Kong Securities Clearing Company Limited (“HKSCC”) as nominee. Although Chinese regulators have affirmed that ultimate investors hold a beneficial interest in Stock Connect Securities, the legal mechanisms available to beneficial owners for enforcing their rights are untested and therefore may expose ultimate investors to risks. Further, Chinese law surrounding the rights of beneficial owners of securities is relatively underdeveloped and courts in China have relatively limited experience in applying the concept of beneficial ownership. As the law continues to evolve, there is a risk that a Fund’s ability to enforce its ownership rights may be uncertain, which could subject the Fund to significant losses.
A Fund may be unable to participate in corporate actions affecting Stock Connect Securities due to time constraints or for other operational reasons. In addition, a Fund will not be able to vote in shareholders’ meetings except through HKSCC and will not be able to attend shareholders’ meetings.
Trades in Stock Connect Securities are subject to certain pre-trade requirements and checks designed to confirm that, for purchases, there is sufficient Stock Connect quota to complete the purchase, and, for sales, the seller has sufficient Stock Connect Securities to complete the sale. Investment quota limitations are subject to change. In addition, these pre-trade requirements may, in practice, limit the number of brokers that a Fund may use to execute trades. While a Fund may use special segregated accounts in lieu of pre-trade requirements and checks, some market participants in Stock Connect Securities, either in China or others investing through Stock Connect or other foreign direct investment programs, have yet to fully implement information technology systems necessary to complete trades involving shares in such accounts in a timely manner. Market practice with respect to special segregated accounts is continuing to evolve.
A Fund will not be able to buy or sell Stock Connect Securities when either the Chinese and Hong Kong markets are closed for trading, and the Chinese and/or Hong Kong markets may be closed for trading for extended periods of time because of local holidays. When the Chinese and Hong Kong markets are not both open on the same day, a Fund may be unable to buy or sell a Stock Connect Security at the desired time. Stock Connect trades are settled in RMB, the official Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.
The Funds and the Investment Adviser (on behalf of itself and its other clients) will also be subject to restrictions on trading (including restriction on retention of proceeds) in China A Shares as a result of their interest in China A Shares and are responsible for compliance with all notifications, reporting and other applicable requirements in connection with such interests. For example, under current Chinese law, once an investor (and, potentially, related investors) holds up to 5% of the shares of a Chinese-listed company, the investor is required to disclose its interest within three days in accordance with applicable regulations and during the reporting period it cannot trade the shares of that company. The investor is also required to disclose any change in its holdings and comply with applicable trading restrictions in accordance with Chinese law.
Trades in Stock Connect Securities may also be subject to various fees, taxes and market charges imposed by Chinese market participants and regulatory authorities. These fees may result in greater trading expenses, which could be borne by a Fund.
The risks related to investments in China A Shares through Stock Connect are heightened to the extent that the Fund invests in China A Shares listed on the Science and Technology Innovation Board of the Shanghai Stock Exchange (“STAR Market”) and/or the ChiNext Market of the Shenzhen Stock Exchange (“ChiNext Market”). Listed companies on the STAR Market and ChiNext Market are usually of an emerging nature with smaller operating scale. They are subject to higher fluctuation in stock prices and liquidity. It may be more common and faster for companies listed on the STAR Market and ChiNext Market to delist.
Investing through VIEs.  A Fund may obtain exposure to companies based or operated in the PRC by investing through legal structures known as VIEs. Because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in the PRC, certain Chinese companies have used VIEs to facilitate foreign investment without distributing direct ownership of companies based or operated in the PRC. In such cases, the Chinese operating company establishes an offshore company, and the offshore company enters into contractual arrangements (such as powers of attorney, equity pledge agreements and other services or business cooperation agreements) with the operating company. These contractual arrangements are intended to give the offshore company the ability to exercise power over and obtain economic rights from the operating company. Shares of the offshore company, in turn, are listed and traded on exchanges outside of the PRC and are available to non-Chinese investors such as a Fund. This arrangement allows non-Chinese investors in the offshore company to obtain economic exposure to the Chinese company without direct equity ownership in the Chinese company. The VIE contractual arrangements permit the VIE structure to consolidate its financial statements with those of the underlying Chinese company. The offshore companies in VIE structures may be constituents of an index against which a Fund measures its performance. To the extent a Fund declines or is otherwise unable to seek exposure to companies based or operated in the PRC through VIE structures, the Fund may underperform its performance benchmark.
On February 17, 2023, the China Securities Regulatory Commission (“CSRC”) released the “Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies” (the “Trial Measures”) which went into effect on March 31, 2023. The Trial Measures and its implementing guidelines require Chinese companies that pursue listings outside of Mainland China, including those that do so using the VIE structure, to make a filing with the CSRC. While the Trial Measures and its implementing guidelines do not prohibit the use of VIE structures, they do not serve as a formal endorsement either. There is a risk that the government of the PRC may cease to tolerate VIEs at any time or impose new restrictions on the structure, in each case either generally or with respect to specific industries, sectors or companies. Investments involving a VIE may also pose additional risks because such investments are made through a company whose interests in the underlying operating company are established through contract rather than through direct equity ownership. For example, in the event of a dispute, the offshore company’s contractual claims with respect to the operating company may be deemed unenforceable in the PRC, thus limiting (or eliminating) the remedies and rights available to the offshore company and its investors. Such legal uncertainty may also be exploited against the interests of the offshore company and its investors (such as a Fund). Further, the interests of the equity owners of the operating company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and directors of the operating company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company. Foreign companies listed on U.S. exchanges, including offshore companies that utilize a VIE structure, also could face delisting or other ramifications for failure to meet the requirements of the SEC, the Public Company Accounting Oversight Board (“PCAOB“) or other U.S. regulators. Any of the foregoing risks and events could negatively impact a Fund’s performance. Additionally, investment in a VIE structure subjects a Fund to the risks associated with the underlying Chinese company, which could also negatively impact a Fund’s performance.
Geographic Risk.  If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected to a greater extent than if investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.
Risks of Derivative Investments.  The Funds may invest in derivative instruments, including without limitation, options, futures, options on futures, forwards, participation notes, swaps, options on swaps, structured securities and other derivatives relating to foreign currency transactions. Losses from derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks related to leverage factors associated with such transactions. Derivatives are also subject to risks arising from margin requirements, which include the risk that a Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions and the risk of loss by a Fund of margin deposits in the event of the bankruptcy or other similar insolvency with respect to a broker or counterparty with whom a Fund has an open derivative position. Losses may also arise if the Funds receive cash collateral under the transactions and some or all of that

Appendix A
collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral. If cash collateral is not invested, a Fund may be exposed to additional risk of loss in the event of the insolvency of its custodian holding such collateral. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates, currency prices or other variables. Derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments.
Risks of Illiquid Investments.  Each Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. In determining whether an investment is an illiquid investment, the Investment Adviser will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. In addition, in determining the liquidity of an investment, the Investment Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that a Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund must take this determination into account when classifying the liquidity of that investment or asset class.
Investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid. If one or more investments in a Fund’s portfolio become illiquid, the Fund may exceed the 15 percent limitation in illiquid investments. In the event that changes in the portfolio or other external events cause a Fund to exceed this limit, the Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.
In cases where no clear indication of the value of a Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source, or the secondary markets on which an investment has previously been traded are no longer viable, due to its lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—Net Asset Value.”
C. Portfolio Securities and Techniques
This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.
The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Funds’ investment objectives and policies. Further information is provided in the SAI, which is available upon request.
Other Investment Companies.  Each Fund may invest in securities of other investment companies, including ETFs and money market funds, subject to statutory limitations prescribed by the Investment Company Act or rules, regulations or exemptive relief thereunder. These statutory limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting Shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of total assets in securities of all investment companies.
Subject to applicable law and/or pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, a Fund may invest in certain other investment companies (including ETFs and money market funds) and business development companies beyond the statutory limits described above or otherwise provided that certain conditions are met. Some of those investment companies may be funds for which the Investment Adviser or any of their affiliates serves as investment adviser, administrator or distributor.
Additionally, to the extent that any Fund serves as an “acquired fund” to another Goldman Sachs Fund or unaffiliated investment company, the Fund’s ability to invest in other investment companies and private funds may be limited and, under these circumstances, the Fund’s investments in other investment companies and private funds will be consistent with applicable law and/or exemptive rules adopted by or exemptive orders obtained from the SEC. For example, to the extent the Fund serves as an acquired fund in a fund of funds arrangement in reliance on Rule 12d1-4 under the Investment Company Act, the Fund would be prohibited from purchasing or otherwise acquiring the securities of an investment company or private fund if, after such purchase or acquisition, the aggregate value of the Fund’s investments in such investment companies and private funds would exceed 10% of the value of the Fund’s total assets, subject to limited exceptions (including for investments in money market funds).

A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.
Preferred Stock, Warrants and Stock Purchase Rights.  Each Fund may invest in preferred stock, warrants and stock purchase rights (or “rights”). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.
Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Lending of Portfolio Securities.  Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser or its affiliates and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of that collateral) is not subject to the percentage limitations regarding a Fund’s investments described elsewhere in this Prospectus. A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or its agent, or becomes insolvent.
Repurchase Agreements.  Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with counterparties that furnish collateral at least equal in value or market price to the amount of their repurchase obligations. The collateral may consist of any type of security in which a Fund is eligible to invest directly. Repurchase agreements involving obligations other than U.S. government securities may be subject to additional risks.
If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.
Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.
Borrowings and Reverse Repurchase Agreements.  Each Fund can borrow money from banks and other financial institutions, in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed). Each Fund also may enter into reverse repurchase agreements. A Fund generally may not make additional investments if borrowings exceed 5% of its net assets.
Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.
Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding Shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Appendix B
Financial Highlights
The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years  (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR dated August 31, 2024.
	ActiveBeta® Emerging Markets Equity ETF
	For the Fiscal Year Ended August 31,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value, beginning of year	$29.61	$29.42	$39.33	$33.28	$31.12
Net investment income(a)	0.76	0.91	1.13	0.67	0.80 (b)
Net realized and unrealized gain (loss)	3.39	0.06	(9.55)	6.07	2.17
Total from investment operations	4.15	0.97	(8.42)	6.74	2.97
Distributions to shareholders from net investment income	(0.38)	(0.78)	(1.49)	(0.69)	(0.81)
Net asset value, end of year	$33.38	$29.61	$29.42	$39.33	$33.28
Market price, end of year	$33.26	$29.48	$29.03	$39.16	$33.28
Total Return at Net Asset Value(c)	14.16%	3.50%	(21.97)%	20.49%	9.55%
Net assets, end of year (in 000’s)	$943,001	$969,708	$1,025,208	$1,388,289	$1,710,477
Ratio of net expenses to average net assets	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of total expenses to average net assets	0.54%	0.52%	0.51%	0.51%	0.52%
Ratio of net investment income to average net assets	2.48%	3.15%	3.29%	1.76%	2.55%(b)
Portfolio turnover rate(d)	28%	21%	18%	46%	38%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Reflects income recognized from non-recurring special dividends which amounted to $0.03 per share and 0.09% of average net assets.
(c)
Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(d)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	ActiveBeta® Europe Equity ETF
	For the Fiscal Year Ended August 31,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value, beginning of year	$33.11	$27.47	$37.99	$29.85	$28.59
Net investment income(a)	0.87	1.16	1.01	0.84	0.58
Net realized and unrealized gain (loss)	5.10	5.50	(10.29)	8.15	1.27
Total from investment operations	5.97	6.66	(9.28)	8.99	1.85
Distributions to shareholders from net investment income	(0.86)	(1.02)	(1.24)	(0.85)	(0.59)
Net asset value, end of year	$38.22	$33.11	$27.47	$37.99	$29.85
Market price, end of year	$38.34	$33.05	$27.26	$38.05	$29.81
Total Return at Net Asset Value(b)	18.23%	24.40%	(24.81)%	30.45%	6.69%
Net assets, end of year (in 000’s)	$42,043	$11,587	$12,363	$20,893	$16,416
Ratio of net expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	2.47%	3.74%	2.98%	2.47%	2.01%
Portfolio turnover rate(c)	28%	14%	19%	19%	18%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

Appendix B

	ActiveBeta® International Equity ETF
	For the Fiscal Year Ended August 31,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value, beginning of year	$31.20	$27.64	$35.76	$28.72	$27.70
Net investment income(a)	0.88	0.92	0.96	0.75	0.57
Net realized and unrealized gain (loss)	4.78	3.55	(8.07)	6.97	1.05
Total from investment operations	5.66	4.47	(7.11)	7.72	1.62
Distributions to shareholders from net investment income	(0.87)	(0.91)	(1.01)	(0.68)	(0.60)
Net asset value, end of year	$35.99	$31.20	$27.64	$35.76	$28.72
Market price, end of year	$35.95	$31.21	$27.52	$35.75	$28.63
Total Return at Net Asset Value(b)	18.44%	16.40%	(20.18)%	27.12%	5.96%
Net assets, end of year (in 000’s)	$3,786,536	$3,251,062	$2,720,037	$3,093,235	$1,743,562
Ratio of net expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	2.70%	3.08%	2.97%	2.31%	2.08%
Portfolio turnover rate(c)	28%	14%	18%	21%	20%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	ActiveBeta® Japan Equity ETF
	For the Fiscal Year Ended August 31,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value, beginning of year	$34.18	$30.15	$37.91	$32.60	$30.59
Net investment income(a)	0.68	0.69	0.70	0.60	0.66
Net realized and unrealized gain (loss)	5.48	3.99	(7.75)	5.25	2.15
Total from investment operations	6.16	4.68	(7.05)	5.85	2.81
Distributions to shareholders from net investment income	(0.74)	(0.65)	(0.71)	(0.54)	(0.80)
Net asset value, end of year	$39.60	$34.18	$30.15	$37.91	$32.60
Market price, end of year	$39.77	$34.18	$29.78	$37.75	$32.51
Total Return at Net Asset Value(b)	18.29%	15.69%	(18.76)%	18.02%	9.15%
Net assets, end of year (in 000’s)	$23,762	$13,671	$12,059	$15,163	$19,561
Ratio of net expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	1.86%	2.19%	2.03%	1.64%	2.09%
Portfolio turnover rate(c)	25%	17%	21%	21%	18%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

Appendix B

	ActiveBeta® U.S. Large Cap Equity ETF
	For the Fiscal Year Ended August 31,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value, beginning of year	$88.55	$78.36	$90.95	$70.70	$59.09
Net investment income(a)	1.27	1.23	1.17	0.96	1.06
Net realized and unrealized gain (loss)	22.42	10.21	(12.61)	20.21	11.62
Total from investment operations	23.69	11.44	(11.44)	21.17	12.68
Distributions to shareholders from net investment income	(1.29)	(1.25)	(1.15)	(0.92)	(1.07)
Net asset value, end of year	$110.95	$88.55	$78.36	$90.95	$70.70
Market price, end of year	$110.96	$88.57	$78.33	$90.91	$70.61
Total Return at Net Asset Value(b)	26.98%	14.83%	(12.70)%	30.21%	21.81%
Net assets, end of year (in 000’s)	$12,721,167	$11,410,473	$11,616,494	$13,769,847	$10,427,895
Ratio of net expenses to average net assets	0.09%	0.09%	0.09%	0.09%	0.09%
Ratio of net investment income to average net assets	1.31%	1.53%	1.36%	1.22%	1.72%
Portfolio turnover rate(c)	17%	11%	12%	16%	17%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	ActiveBeta® U.S. Small Cap Equity ETF
	For the Fiscal Year Ended August 31,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value, beginning of year	$58.88	$55.87	$64.97	$43.57	$42.84
Net investment income(a)	0.83	0.84 (b)	0.74 (c)	0.53 (d)	0.51
Net realized and unrealized gain (loss)	10.26	2.97	(9.07)	21.35	0.78
Total from investment operations	11.09	3.81	(8.33)	21.88	1.29
Distributions to shareholders from net investment income	(0.86)	(0.80)	(0.77)	(0.48)	(0.56)
Net asset value, end of year	$69.11	$58.88	$55.87	$64.97	$43.57
Market price, end of year	$69.13	$58.85	$55.92	$64.94	$43.63
Total Return at Net Asset Value(e)	19.00%	6.95%	(12.95)%	50.45%	3.13%
Net assets, end of year (in 000’s)	$514,863	$482,839	$483,270	$412,543	$152,484
Ratio of net expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	1.35%	1.49%(b)	1.22%(c)	0.90%(d)	1.21%
Portfolio turnover rate(f)	24%	17%	20%	25%	20%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Reflects income recognized from non-recurring special dividends which amounted to $0.23 per share and 0.41% of average net assets.
(c)
Reflects income recognized from non-recurring special dividends which amounted to $0.21 per share and 0.34% of average net assets.
(d)
Reflects income recognized from non-recurring special dividends which amounted to $0.09 per share and 0.16% of average net assets.
(e)
Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(f)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

Appendix B

	ActiveBeta® World Low Vol Plus Equity ETF
	For the Fiscal Year Ended August 31,		For the Period March 15, 2022* to August 31, 2022
	2024	2023
Per Share Operating Performance:
Net asset value, beginning of period	$41.30	$37.97	$40.57
Net investment income(a)	0.90	0.87	0.47
Net realized and unrealized gain (loss)	8.98	3.30	(2.76)
Total from investment operations	9.88	4.17	(2.29)
Distributions to shareholders from net investment income	(0.89)	(0.84)	(0.31)
Net asset value, end of period	$50.29	$41.30	$37.97
Market price, end of period	$50.29	$41.34	$37.98
Total Return at Net Asset Value(b)	24.22%	11.15%	(5.65)%
Net assets, end of period (in 000’s)	$1,000,826	$722,754	$558,112
Ratio of net expenses to average net assets	0.25%	0.25%	0.25%(c)
Ratio of net investment income to average net assets	2.02%	2.22%	2.54%(c)
Portfolio turnover rate(d)	25%	31%	13%
*
Commencement of operations.
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
Annualized.
(d)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

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ActiveBeta® ETF Prospectus

FOR MORE INFORMATION
Annual/Semi-Annual Report
Additional information about the Fund’s investments is or will be available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into the Prospectus (i.e., is legally considered part of the Prospectus).
The Fund’s annual and semi-annual reports to shareholders, SAI and other information such as the Fund’s financial statements are available free upon request by calling Goldman Sachs Funds at 1-800-621-2550. You can also access and download the annual and semi-annual reports, SAI and other information such as the Fund’s financial statements free of charge, at the Fund’s website: dfinview.com/GoldmanSachs.
From time to time, certain announcements and other information regarding the Fund may be found at
am.gs.com for individual investors and advisers.
To request other information and for shareholder inquiries:
	Shareholders/Authorized Participants	Financial Advisors
◼ By telephone:	1-800-621-2550	1-800-292-4726
◼ By mail:	Goldman Sachs Funds 71 South Wacker Drive, Suite 1200 Chicago, IL 60606
◼ On the Internet:	SEC EDGAR database – http://www.sec.gov
Other information about the Fund is available on the EDGAR Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Trust's investment company registration number is 811-23013.
GSAM® is a registered service mark of Goldman Sachs & Co. LLC.
ACTBETAPRO-24V2